Exhibit 99.1

BORQS INTERNATIONAL HOLDING CORP

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Consolidated Financial Statements for the Years Ended December 31, 2014 and 2015

Report of Independent Registered Public Accounting Firm	2

Consolidated Balance Sheets as of December 31, 2014 and 2015	3 - 6

Consolidated Statements of Operations for the Years Ended December 31, 2014 and 2015	7

Consolidated Statements of Comprehensive (Loss) Income for the Years Ended December 31, 2014 and 2015	8

Consolidated Statements of Changes in Shareholders’ Deficit for the Years Ended December 31, 2014 and 2015	9 - 10

Consolidated Statements of Cash Flows for the Years Ended December 31, 2014 and 2015	11 - 12

Notes to the Consolidated Financial Statements	13 - 45

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of BORQS International Holding Corp

We have audited the accompanying consolidated balance sheets of BORQS International Holding Corp (the “Company”) as of December 31, 2014 and 2015, and the related consolidated statements of operations, comprehensive (loss) income, changes in shareholders’ deficit and cash flows for each of the two years in the period ended December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BORQS International Holding Corp at December 31, 2014 and 2015, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young Hua Ming LLP

Shanghai, the People’s Republic of China

December 20, 2016

2

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
ASSETS
Current assets:
Cash and cash equivalents		13,418	7,787
Restricted cash		981	770
Accounts receivable		12,898	6,068
Accounts receivable from related parties	(17)	132	5,998
Receivable from Mobile Virtual Network Operator (“MVNO”) franchisees		-	3,295
Inventories	(5)	2,190	6,264
Deferred cost of revenues		3,275	984
Prepaid and other current assets	(6)	3,399	3,225

Total current assets		36,293	34,391

Non-current assets:
Property and equipment, net	(7)	2,487	2,250
Intangible assets, net	(8)	9,753	13,262
Goodwill	(9)	786	741
Deferred tax asset	(16)	283	1,074
Deferred cost of revenues		355	177
Other non-current assets		182	1,184

Total non-current assets		13,846	18,688

Total assets		50,139	53,079

The accompanying notes are an integral part of these consolidated financial statements

3

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (including accounts payable of the Consolidated VIEs without recourse to the primary beneficiary of US$1,277 and US$3,747 as of December 31, 2014 and 2015, respectively)		7,693	6,951
Accrued expenses and other payables (including accrued expenses and other payables of the Consolidated VIEs without recourse to the primary beneficiary of US$751 and US$1,882 as of December 31, 2014 and 2015, respectively)	(11)	4,167	6,263
Deferred revenue (including deferred revenue of the Consolidated VIEs without recourse to the primary beneficiary of US$6,297 and US$11,425 as of December 31, 2014 and 2015, respectively)		12,863	17,334
Income tax payable		-	165
Short-term bank borrowings (including short-term bank borrowings of the Consolidated VIEs without recourse to the primary beneficiary of US$817 and nil as of December 31, 2014 and 2015, respectively)	(10)	2,817	2,000
Long-term bank borrowings - current portion	(10)	-	571
Deferred government grants	(12)	3,056	1,762

Total current liabilities		30,596	35,046

The accompanying notes are an integral part of these consolidated financial statements

4

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Non-current liabilities:
Unrecognized tax benefits	(16)	46	691
Deferred tax liabilities (including deferred tax liabilities of the Consolidated VIEs without recourse to the primary beneficiary of US$2,032 and US$1,779 as of December 31, 2014 and 2015, respectively)	(16)	2,032	1,779
Deferred revenue		23	440
Long-term bank borrowings	(10)	-	381
Deferred government grants	(12)	4,260	2,252

Total non-current liabilities		6,361	5,543

Total liabilities		36,957	40,589

Commitments and contingencies	(21)

The accompanying notes are an integral part of these consolidated financial statements

5

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Mezzanine equity:
Series A convertible redeemable preferred shares (US$0.0001 par value; 39,900,000 shares authorized; 39,900,000 issued and outstanding as of December 31, 2014 and 2015)	(20)	11,970	11,970
Series B convertible redeemable preferred shares (US$0.0001 par value; 82,857,143 shares authorized; 82,857,143 issued and outstanding as of December 31, 2014 and 2015)	(20)	26,126	26,126
Series C convertible redeemable preferred shares (US$0.0001 par value; 50,909,089 shares authorized; 50,909,089 issued and outstanding as of December 31, 2014 and 2015)	(20)	19,127	20,848
Series D convertible redeemable preferred shares (US$0.0001 par value; 23,721,443 shares authorized; 23,721,443 issued and outstanding as of December 31, 2014 and 2015)	(20)	8,246	8,942

Total mezzanine equity		65,469	67,886

Shareholders’ deficit:
Ordinary shares		54	54
Additional paid-in capital		1,120	1,124
Statutory reserve		860	1,270
Accumulated deficit		(55,614)	(56,330)
Accumulated other comprehensive income (loss)	(13)	139	(1,149)

Total BORQS International Holding Corp shareholders’ deficit		(53,441)	(55,031)

Noncontrolling interest		1,154	(365)

Total shareholders’ deficit		(52,287)	(55,396)

Total liabilities, mezzanine equity, noncontrolling interest and shareholders’ deficit		50,139	53,079

The accompanying notes are an integral part of these consolidated financial statements

6

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2014	2015
		US$	US$
Net Revenues:
Software		17,222	22,468
Hardware		28,058	32,647
MVNO		58	16,007
Others		2,150	3,950

Total net revenues		47,488	75,072

Software		(8,966)	(12,660)
Hardware		(24,303)	(26,101)
MVNO		(786)	(16,225)
Others		(1,592)	(2,980)

Total cost of revenues		(35,647)	(57,966)

Total gross profit		11,841	17,106

Operating expenses:
Sales and marketing expenses		(4,419)	(7,359)
General and administrative expenses		(4,197)	(4,883)
Research and development expenses		(11,743)	(7,245)

Total operating expenses		(20,359)	(19,487)

Other operating income		648	3,094

Operating (loss) income		(7,870)	713

Interest income		23	61
Interest expense		(82)	(156)
Other income		282	208
Other expense		(402)	(35)
Foreign exchange gain		72	855

(Loss) profit before income taxes		(7,977)	1,646

Income tax expense	(16)	(194)	(851)

Net (loss) income		(8,171)	795

Less: net loss attributable to noncontrolling interests		(510)	(1,316)

Net (loss) income attributable to Borqs International Holding Corp		(7,661)	2,111

Add: accretion to redemption value of convertible redeemable preferred shares		(2,848)	(2,417)
Net loss attributable to ordinary shareholders		(10,509)	(306)

The accompanying notes are an integral part of these consolidated financial statements

7

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS) INCOME

(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2014	2015
		US$	US$
Net (loss) income		(8,171)	795
Other comprehensive loss, net of tax of nil:
Foreign currency translation adjustments, net of tax of nil		(74)	(1,288)
Other comprehensive loss, net of tax of nil	(13)	(74)	(1,288)
Comprehensive loss		(8,245)	(493)
Less: comprehensive loss attributable to noncontrolling interest		(510)	(1,519)
Comprehensive (loss) income attributable to the Borqs International Holding Corp		(7,735)	1,026
Change in redemption value of convertible redeemable preferred shares		(2,848)	(2,417)
Comprehensive loss attributable to ordinary shareholders		(10,583)	(1,391)

The accompanying notes are an integral part of these consolidated financial statements

8

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated Statutory reserves	Accumulated other comprehensive income	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ Deficit
Balance as of January 1, 2014		53,816,667	54	1,092		213	(44,245)	(42,886)	-	(42,886)
Consolidated net loss			-	-	-	-	(7,661)	(7,661)	(510)	(8,171)
Noncontrolling interest addition through acquisition	(4)		-	-	-	-	-	-	1,636	1,636
Contribution by noncontrolling interest through incorporation			-	-	-	-	-	-	28	28
Appropriation of statutory reserves			-	-	860	-	(860)	-	-	-
Foreign exchange difference			-	-	-	(74)	-	(74)	-	(74)
Accretion to redemption value of convertible redeemable preferred shares			-	-	-	-	(2,848)	(2,848)	-	(2,848)
Vesting of restricted shares		200,000	-	28	-	-	-	28	-	28
Balance as of December 31, 2014		54,016,667	54	1,120	860	139	(55,614)	(53,441)	1,154	(52,287)

The accompanying notes are an integral part of these consolidated financial statements

9

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT (CONTINUED)

(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated Statutory reserves	Accumulated other comprehensive loss	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ deficit

Balance as of January 1, 2015		54,016,667	54	1,120	860	139	(55,614)	(53,441)	1,154	(52,287)
Consolidated net income			-	-	-	-	2,111	2,111	(1,316)	795
Appropriation of statutory reserves			-	-	410	-	(410)	-	-	-
Foreign exchange difference			-	-	-	(1,288)	-	(1,288)	(203)	(1,491)
Accretion to redemption value of convertible redeemable preferred shares			-	-	-	-	(2,417)	(2,417)	-	(2,417)
Vesting of restricted shares		33,333	-	4	-	-	-	4	-	4

Balance as of December 31, 2015		54,050,000	54	1,124	1,270	(1,149)	(56,330)	(55,031)	(365)	(55,396)

The accompanying notes are an integral part of these consolidated financial statements

10

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2014	2015
	US$	US$

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	(8,171)	795
Adjustments to reconcile net (loss) income to net cash (used in) generated from operating activities:
Foreign exchange gain	(72)	(855)
Loss (gain) on disposal of property and equipment	8	(350)
Depreciation of property and equipment	1,373	1,371
Amortization of intangible assets	594	1,109
Deferred income tax benefits	(189)	(1,044)

Changes in operating assets and liabilities, net of the effects of an acquisition:
Restricted cash	(818)	211
Accounts receivable	(8,709)	6,830
Accounts receivable from related parties	8,556	(5,866)
Receivable from MVNO franchisees	-	(3,295)
Inventories	(573)	(4,074)
Deferred cost of revenues	(489)	2,469
Prepaid expenses and other current assets	(1,400)	579
Accounts payable	4,206	(742)
Accrued expenses and other payables	65	2,100
Unrecognized tax benefits	46	645
Deferred revenue	608	4,888
Income tax payable	-	165
Deferred government grants	(174)	(3,302)

Net cash (used in) generated from operating activities	(5,139)	1,634

The accompanying notes are an integral part of these consolidated financial statements

11

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2014	2015
	US$	US$
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(481)	(798)
Purchases of intangible assets	(692)	(5,175)
Proceeds from disposal of property and equipment	69	14
Acquisition of business, net of cash acquired	238	-
Loan to a third party	-	(1,482)
Repayments of a loan to a third party	-	75

Net cash used in investing activities	(866)	(7,366)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by noncontrolling interest through incorporation	28	-
Proceeds from issuance of Series D convertible redeemable preferred shares	8,000	-
Payment of Series D convertible redeemable preferred shares issuance costs	(126)	-
Proceeds from short-term bank borrowings	2,000	-
Repayments of short-term bank borrowings	-	(817)
Proceeds from long-term bank borrowings	-	999
Repayments of long-term bank borrowings	-	(47)
Net cash generated from financing activities	9,902	135

Effect of foreign exchange rate changes on cash and cash equivalents	(2)	(34)

Net increase (decrease) in cash and cash equivalents	3,895	(5,631)
Cash and cash equivalents at beginning of year	9,523	13,418

Cash and cash equivalents at end of year	13,418	7,787

The accompanying notes are an integral part of these consolidated financial statements

12

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION

BORQS International Holding Corp (the “Company”) was incorporated under the laws of the Cayman Islands on July 27, 2007. The Company and its consolidated subsidiaries, variable interest entities (the “VIE”) and the VIE’s subsidiaries (collectively referred to the “Group”) are principally engaged in the provision of commercial grade Android+ platform solutions, hardware product sales and MVNO services in the People’s Republic of China (the “PRC”).

(a)	As of December 31, 2015, the details of the Company’s major subsidiaries, Consolidated VIEs and the subsidiaries of the VIEs are as follows:

Entity	Date of incorporation/ Acquisition	Place of incorporation	Percentage of direct or indirect ownership by the Company	Principal activities
			Direct
Subsidiaries:
BORQS Hong Kong Limited (“Borqs HK”) (1)	July 19, 2007	Hong Kong	100%	Provision of software and service solutions and hardware products sales
BORQS Beijing Ltd. (“Borqs Beijing”) (1)	September 4, 2007	PRC	100%	Provision of software and service solutions and hardware products sales
BORQS Software Solutions Private Limited (“Borqs India”) (1)	July 17, 2009	India	100%	Provision of software and service solutions

VIE:

Beijing Big Cloud Network Technology Co., Ltd. (“Big Cloud Network”) (1) / (2)	April 18, 2014	PRC	Nil	Holding company

Subsidiaries of the VIE:

Yuantel (Beijing) Investment Management Co., Ltd. (“Yuantel Investment”) (2) / (3)	July 11, 2014	PRC	79%	Holding company
Yuantel (Beijing) Telecommunications Technology Co., Ltd. (“Yuantel Telecom”) (2) / (3)	July 11, 2014	PRC	75.05%	Provision of MVNO services

(1)	Collectively, the “PRC Subsidiaries”.
(2)	Collectively, the “Consolidated VIEs”.
(3)	On July 11, 2014, the Company through Big Cloud Network acquired controlling interest in Yuantel Investment and its subsidiary, (Note 4).

13

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(b)	PRC laws and regulations prohibit foreign ownership in certain telecommunication related businesses. To comply with these foreign ownership restrictions, the Group conducts its businesses in the PRC through the VIE using contractual agreements (the “VIE Agreements”).

The Group funds Big Cloud Network through loans to the two Big Cloud Network’s shareholders, (collectively the “Nominee Shareholders”). The effective control of Big Cloud Network is held by the Group, through a series of contractual agreements between Borqs Beijing and Big Cloud Network whereby Big Cloud Network became a consolidated VIE of the Group. Through the contractual agreements, the Group receives substantially all of the economic benefits of Big Cloud Network.

Big Cloud Network provides MVNO services in China through its 79% owned entity of Yuantel Investment which owns 95% of Yuantel Telecom; therefore Big Cloud Network effective owns 75.05% of Yuantel Telecom which is the entity that operates the business and holds the MVNO license from the Chinese Ministry of Industry and Information Technology.

The following is a summary of the key terms of the VIE Agreements:

Loan agreement

On June 23, 2014, Borqs Beijing and the Nominee Shareholders entered into loan agreements for Borqs Beijing to provide interest free loans of RMB50,000 to the Nominee Shareholders, respectively, for the purpose of providing capital to Big Cloud Network to develop its MVNO business. There is no fixed term for the loans.

Power of attorney agreement

The Nominee Shareholders of Big Cloud Network entered into the power of attorney agreement whereby they authorized Borqs Beijing or its designated party to act on behalf of the Nominee Shareholders as exclusive agent and attorney with all respect to all matters concerning the shareholding including but not limited to (1) attend shareholders’ meetings of Big Cloud Network; (2) exercise all the shareholders’ rights, including voting rights; and (3) designate and appoint on behalf of each shareholder the senior management members of Big Cloud Network. The power of attorney remains irrevocable and continuously valid from the date of execution so long as each Nominee Shareholder remains as a shareholder of Big Cloud Network. The power of attorney agreement was subsequently reassigned to the Company.

Exclusive option agreement

Pursuant to the exclusive option agreement entered into between the Nominee Shareholders and Borqs Beijing or its designated party, the Nominee Shareholders granted Borqs Beijing or its designated party, an irrevocable and exclusive right to purchase all or part of the equity interests held by the Nominee Shareholders in Big Cloud Network, to the extent permitted under the PRC laws, at an amount equal to RMB10 or the minimum consideration permitted under the applicable PRC law. The purchase consideration in excess of RMB 10 shall be refunded by the Nominee Shareholders to Borqs Beijing or Borqs Beijing may deduct the excess amount upon payment of consideration. The Nominee Shareholders shall not declare dividend or any form of distribution or grant loans in any form without the prior consent of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024 which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

Exclusive technical & support agreement

Pursuant to the agreement entered into between Borqs Beijing and Big Cloud Network, Big Cloud Network engaged Borqs Beijing or its designated party as its exclusive provider of technical, consulting and other services in relation to its major business during the contractual period in return for service fees which will be determined at the sole discretion of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024, which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

14

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

Business cooperation agreement

Pursuant to the business cooperation agreement entered into between Borqs Beijing and Big Cloud Network, Borqs Beijing or its designated party agreed to provide unlimited financial support for the VIE’s daily operating activities through entrusted loans and agree to forgo the right to seek repayment.

Share pledge agreement

Pursuant to the agreement, the Nominee Shareholders pledged all of their equity interests in Big Cloud Network to Borqs Beijing as collateral to guarantee the repayment of the loans and to secure their obligations under the above agreements. The Nominee Shareholders agreed not to transfer or otherwise create any encumbrance on their equity interests in Big Cloud Network without prior consent of Borqs Beijing. The share pledge agreements will remain effective until all the obligations under above agreements have been satisfied in full or all of the guarantee liabilities have been repaid.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between Borqs Beijing’s designee, the Company, and Big Cloud Network through the irrevocable power of attorney agreement, whereby the Nominee Shareholders effectively assigned all of the voting rights underlying their equity interest in Big Cloud Network to the Company. Furthermore, pursuant to the exclusive option agreement and share pledge agreement, the Company, via Borqs Beijing, obtained effective control over Big Cloud Network through the ability to exercise all the rights of Nominee Shareholders and therefore the power to govern the activities that most significantly impact the economic performance of Big Cloud Network. In addition, through the VIE agreements the Company demonstrates its ability and intention to continue the ability to absorb substantially all the expected losses and the majority of the profit of the VIE, and therefore have the rights to the economic benefits of the VIE. Thus, the Company consolidates Big Cloud Network and its subsidiaries through the primary beneficiary, the Company, under ASC 810-10 Consolidation Overall.

In the opinion of the Company’s management and PRC counsel, (i) the ownership structure of the Consolidated VIEs is in compliance with all existing PRC laws and regulations in any material respect, (ii) each of the VIE agreements is valid, legally binding and enforceable to each party of such agreements and will not result in any violation of PRC laws or regulations currently in effect; and (iii) each of the Group’s PRC subsidiaries, VIE and VIE’s subsidiaries have the necessary corporate power and authority to conduct its business as described in its business scope under its business license, which is in full force and effect, and the Group’s business operation in PRC are in compliance with existing PRC laws and regulations.

However, uncertainties in the PRC legal system could cause the relevant regulatory authorities to find the current VIE agreements and businesses to be in violation of any existing or future PRC laws or regulations. If the Company, the primary beneficiary or any of its current or future VIEs are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including levying fines, confiscating the income of the primary beneficiary, and the VIE, revoking the business licenses or operating licenses of the primary beneficiary, and VIE, shutting down the Group’s servers, discontinuing or placing restrictions or onerous conditions on the Group’s operations, requiring the Group to undergo a costly and disruptive restructuring or enforcing actions that could be harmful to the Group’s business. Any of these actions could cause significant disruption to the Group’s business operations and severely damage the Group’s reputation, which would in turn materially and adversely affect the Group’s business and results of operations. In addition, if the imposition of any of these penalties causes the primary beneficiary to lose the rights to direct the activities of VIE or the right to receive its economic benefits, the Company, through the primary beneficiary, would no longer be able to consolidate the VIE.

In addition, if the VIE or the Nominee Shareholders fail to perform their obligations under the VIE Agreements, the Group may have to incur substantial costs and expend resources to enforce the primary beneficiary’ rights under the contracts. The Group may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these VIE Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Group’s ability to enforce these contractual arrangements. Under PRC laws, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Group is unable to enforce these VIE Agreements, the primary beneficiary may not be able to exert effective control over its VIE, and the Group’s ability to conduct its business may be negatively affected.

15

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(c)	VIE disclosures

Consolidated VIEs contributed 5% and 27% of the Group's consolidated revenues for the years ended December 31, 2014 and 2015. As of December 31, 2014 and 2015, the Consolidated VIEs accounted for an aggregate of 30% and 40%, respectively, of the consolidated total assets, and 43% and 64%, respectively, of the consolidated total liabilities.

The Consolidated VIEs mainly operate the MVNO services. The VIE also holds the MVNO license, which is a revenue-producing asset recorded on the Group’s consolidated balance sheets. The Group expects increases in percentage of revenue generated from the Consolidated VIEs compared to the whole Group for the foreseeable future as the Group focuses on strengthening telecommunication platforms to strategically grow the Group’s MVNO business.

The Group believes that there are no assets held in the Consolidated VIEs that can be used only to settle obligations of the Consolidated VIEs, except for registered capital and the PRC statutory reserves. Relevant PRC laws and regulations restrict the Consolidated VIEs from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 18 for disclosure of restricted net assets. As the Consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the Consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of the Consolidated VIEs. There were no pledges or collateralization of the Consolidated VIEs’ assets.

The following tables represent the financial information of the Consolidated VIEs as of December 31, 2014 and 2015 and for the years ended December 31, 2014 and 2015 before eliminating the intercompany balances and transactions between the Consolidated VIEs and other entities within the Group:

	As of December 31,
	2014	2015
	US$	US$

ASSETS
Current assets:
Cash and cash equivalents	2,434	2,455
Restricted cash	981	770
Accounts receivable	65	70
Receivable from MVNO franchisees	-	3,295
Inventories	142	145
Prepaid expenses and other current assets	379	347
Prepayment to WFOE	-	454

Total current assets	4,001	7,536

Non-current assets:
Property and equipment, net	261	876
Intangible assets, net	9,675	10,879
Goodwill	786	741
Deferred tax asset	283	1,074
Other non-current assets	182	196

Total non-current assets	11,187	13,766

Total assets	15,188	21,302

16

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(c)	VIE disclosures (Continued)

	As of December 31,
	2014	2015
	US$	US$
Current liabilities:
Accounts payable	1,277	3,747
Accrued expenses and other payables	751	1,882
Deferred revenue	6,297	11,425
Short-term bank borrowings	817	-
Intercompany payables	4,623	6,969
Total current liabilities	13,765	24,023

Non-current liabilities
Deferred tax liabilities	2,032	1,779

Total non-current liabilities	2,032	1,779

Total liabilities	15,797	25,802

	For the Year Ended December 31,
	2014	2015
	US$	US$
Net revenues	2,208	19,957
Net loss	(2,372)	(5,029)

	For the Year Ended December 31,
	2014	2015
	US$	US$
Net cash provided by operating activities	1,595	2,413
Net cash used in investing activities	(210)	(1,622)
Net cash provided by (used in) financing activities	817	(770)
Net increase in cash and cash equivalents	2,202	21

17

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b)	Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and Consolidated VIEs, for which, the Company is the primary beneficiary. All significant inter-company transactions and balances between the Company, its subsidiaries and the Consolidated VIEs are eliminated upon consolidation. Results of acquired subsidiaries and its Consolidated VIEs are consolidated from the date on which control is transferred to the Company.

(c)	Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Areas where management uses subjective judgment include, but are not limited to, estimating the useful lives of long-lived assets and intangible assets, assessing the initial valuation of the assets acquired and liabilities assumed in a business combination and the subsequent impairment assessment of long-lived assets, intangible assets and goodwill, determining the provisions for accounts receivable and inventories, accounting for deferred income taxes and uncertain tax benefits, valuation for share-based compensation arrangements and convertible redeemable preferred shares. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

(d)	Foreign currency

The functional currency of the Company and its non-PRC subsidiaries, excluding Borqs India, is the United States dollar. The functional currency of Borqs India is Rupee, whereas the functional currency of the Company’s PRC subsidiaries and its Consolidated VIEs is the Chinese Renminbi (“RMB”) as determined based on the criteria of ASC 830, Foreign Currency Matters. The Company uses the US$ as its reporting currency. Transactions denominated in foreign currencies are re-measured into the functional currency at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are re-measured at the balance sheet date exchange rate. Exchange gains and losses are included in foreign exchange gains and losses in the consolidated statements of operations.

Assets and liabilities of the Company’s PRC subsidiaries are translated into US$ at fiscal year-end exchange rates. Equity amounts are translated at historical exchange rates. Income and expense items are translated at average exchange rates prevailing during the fiscal year. Translation adjustments arising from translation of foreign currency financial statements are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income (loss) in the consolidated statements of comprehensive income (loss).

(e)	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and bank deposits which are unrestricted as to withdrawal and use. All highly liquid investments with a stated maturity of 90 days or less from the date of purchase are classified as cash equivalents.

(f)	Restricted cash

Restricted cash mainly represents short-term deposits with China United Network Communications Group Co., Ltd. (“China Unicom”) as guarantee for minimum purchase requirements, and therefore are not available for the Group’s use until the end of contract period with China Unicom.

18

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(g)	Accounts receivable

Accounts receivable are carried at net realizable value. An allowance of doubtful accounts is recorded in the period when the collection of full amount is no longer probable. The Group reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Group considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends. As of December 31, 2014 and 2015, the Group evaluated and wrote off the doubtful accounts as they were determined to be uncollectible. Thus, there was no allowance for doubtful accounts outstanding.

(h)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Adjustments to reduce the cost of inventories to its net market value are made, if required, for decreases in sales prices, obsolescence or similar reductions in the estimated net realizable value. Inventories provision of US$1,037 and US$1,109 was recorded as of December 31, 2014 and 2015, respectively.

(i)	Property and equipment

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets, as follows:

Category	Estimated useful life

Computer and network equipment	3-5 years
Office equipment	5 years
Motor vehicles	5 years
Leasehold improvements	Over the shorter of lease term or the estimated useful lives of the assets

Repair and maintenance costs are charged to expense as incurred, whereas the costs of betterments that extend the useful life of property and equipment are capitalized as additions to the related assets. Retirements, sale and disposals of assets are recorded by removing the cost and accumulated depreciation with any resulting gain or loss reflected in the consolidated statements of operations.

Property and equipment that are purchased or constructed which require a period of time before the assets are ready for their intended use are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including installation costs. Construction-in-progress is transferred to specific property and equipment accounts and commences depreciation when these assets are ready for their intended use.

(j)	Intangible assets

Intangible assets are carried at cost less accumulated amortization and any recorded impairment. Intangible assets acquired in a business combination are recognized initially at fair value at the date of acquisition. Intangible assets with finite useful lives are amortized using a straight-line method. These amortization methods reflect the estimated pattern in which the economic benefits of the respective intangible assets are to be consumed.

Development costs of software to be sold, leased, or otherwise marketed are subject to capitalization beginning when technological feasibility is reached, in accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed.

Intangible assets have weighted average useful lives from the date of purchase as follow:

Purchased software	9.5 years
MVNO license (Note 4)	10 years
Capitalized software development costs	3 years

19

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(k)	Business combination

The Group acquired Yuantel in July 2014 and accounted for the acquisition pursuant to ASC 805, Business Combinations (“ASC 805”), which requires the Group to recognize separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of the acquisition date fair value of consideration transferred and the contingent considerations plus the acquisition date fair value of the noncontrolling interests, if any, over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. In cases where the Group acquires less than 100% ownership interest, it will derive the fair value of the acquired business as a whole, which will typically include a control premium and subtract the consideration transferred for the controlling interest to identify the fair value of the noncontrolling interest.

In connection with this acquisition, the Group determines the estimated fair value of acquired identifiable intangible and tangible assets as well as assumed liabilities with the assistance of an independent third party valuation firm. The Group derives estimates of the fair value of assets acquired and liabilities assumed using reasonable assumptions based on historical experiences and on the information obtained from management of the acquired companies. Critical estimates in valuing certain of the acquired intangible assets required to but were not limited to the following: deriving estimates of future expected cash flows from the acquired business and the determination of an appropriate discount rate. Unanticipated events may occur which may affect the accuracy or validity of such assumptions or estimates.

In case where the Group acquired the remaining interest in a subsidiary once it has obtained control, such transaction is accounted for as an equity transaction where the difference between the fair value of the purchase consideration and the carrying amount of the noncontrolling interests is recorded in additional paid-in capital.

(l)	Goodwill

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the liabilities assumed of an acquired business. The Group’s goodwill as of December 31, 2014 and 2015 was related to its acquisition of Yuantel Investment, (Note 4). In accordance with ASC 350, Goodwill and Other Intangible Assets (“ASC 350”), recorded goodwill amounts are not amortized, but rather are tested for impairment annually or more frequently if there are indicators of impairment present.

The performance of the impairment test in accordance to ASC 350 involves a two-step process. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value is primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the reporting unit’s carrying value exceeds its fair value, goodwill may be impaired. If this occurs, the Group performs the second step of the goodwill impairment test to determine the amount of impairment loss.

The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit’s goodwill. If the implied goodwill fair value is less than its carrying value, the difference is recognized an impairment loss.

In accordance with ASC 350, the Group assigned and assessed goodwill for impairment at the reporting unit level. A reporting unit is an operating segment or one level below the operating segment. The Company has determined that it has two operating segments as its reporting units, namely Yuantel and Connected Solutions. Goodwill is recorded at the Yuantel reporting unit.

20

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(m)	Impairment of long-lived assets

The Group evaluates its long-lived assets or asset group, including intangible assets with indefinite and finite lives, for impairment. Intangible assets with indefinite lives that are not subject to amortization are tested for impairment at least annually or more frequently if events or changes in circumstances indicate that the assets might be impaired in accordance with ASC 350. Such impairment test compares the fair values of assets with their carrying values with an impairment loss recognized when the carrying values exceed fair values.

For long-lived assets and intangible assets with finite lives that are subject to depreciation and amortization are tested for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount of an asset or a Group of long-lived assets may not be recoverable. When these events occur, the Group evaluates impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the excess of the carrying amount of the asset group over its fair value.

(n)	Fair value of financial instruments

The Group’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, accounts receivable from related parties, receivable from MVNO franchisees, short-term and long-term bank borrowings and convertible redeemable preferred shares. Other than the long-term bank borrowings and convertible redeemable preferred shares, the carrying values of these financial instruments approximate their fair values due to their short-term maturities.

The Group applies ASC 820, Fair Value Measurements and Disclosures, (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

During the years ended December 31, 2014 and 2015, there is no financial instrument measured at fair value. The carrying amounts of long-term bank borrowings approximate their fair values since they bear interest rates which approximate market interest rates. The convertible redeemable preferred shares are initially recognized at its fair value.

21

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(o)	Revenue recognition

The Group is mainly engaged in the business of providing 1) Android+ platform solutions and services, 2) hardware product sales, and 3) MVNO services. The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed and determinable, and collectability is reasonably assured.

1.	Android+ platform solutions and services

Android+ platform solutions

The Group provides customized Android+ software platform solutions that are developed to maximize the commercial grade quality or performance of open source Android+ software for integration with particular chipsets. The Group also provides customized Android+ service platform solutions that are end to end software developed for mobile operators to allow data synchronization between their platform and mobile devices. The Group charges its customers, mainly including mobile device manufacturers and mobile operators, fixed fees for project-based software contracts, as well as per chip or per mobile device royalty fees.

The project-based software contracts are generally considered multiple element arrangements as they consist of perpetual software licenses, software development services such as customization, modification, implementation and integration, and post-contract customer support (“PCS”) where customers have the right to receive bug fixes, telephone support and unspecified upgrades on a when-and-if available basis. Pursuant to ASC 985-605, Revenue Recognition: Software (“ASC 985-605”), given the project-based software contracts require significant customization that are generally completed within one year from the contract dates, the Group accounts for the entire software contracts in conformity with the relevant guidance in ASC 605-35, Revenue Recognition: Contract Accounting, applying the completed contract method.

As the Group was unable to establish vendor specific objective evidence of the fair value of PCS and PCS is the only undelivered element upon completion of software projects, the entire software project fixed fees are recognized ratably over the PCS service period. PCS service periods are generally 12 months, with ranges from six months to three years, and commences upon completion of customer acceptance of the completed software projects. Costs incurred to complete the software projects are deferred to match revenue recognition.

Where the Group is entitled to receive on going usage based royalties determined based on the chip or mobile device sales, the usage-based royalties are recognized according to the customers’ usage reports, generally on a quarterly basis.

Service contracts

The Group provides research and development services to certain customers for their mobile-computing related development projects where fees are charged on a time and material basis and the Group is not responsible for the outcome of such development projects. The revenue is recognized proportionately as the services are delivered and is included as software revenues on the consolidated statement of operations.

2.	Hardware product sales

The Group provides total solutions on original design manufacturer (“ODM”) basis to customers of mobile devices. Revenue is recognized when sale of each final hardware product to the customers are delivered. Warranty is provided to all customers, which is not considered an additional service; rather, an integral part of the product sales. ASC 450, Contingencies, specifically addresses the accounting for standard warranties. The Group believes that accounting for its standard warranty pursuant to ASC 450 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated. The Group has determined the likelihood of claims arising from warranties to be remote based on strong quality control procedures in the production process and historical experience with regard to claims being made by customers. The basis for the warranty accrual will be reviewed periodically based on actual experience. The Group does not sell extended warranty coverage.

22

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(o)	Revenue recognition (Continued)

3.	MVNO

On July 11, 2014, the Group, through the VIE, acquired and obtained control of Yuantel Investment, which mainly operates the MVNO business, (Note 4). The license to operate such MVNO business is issued by the Chinese Ministry of Industry and Information Technology and the core mobile network is provided by the PRC government owned China Unicom. Yuantel Investment receives wholesale rates for mobile voice and data services from China Unicom and repackages the voice and data services into competitive bundles for Chinese consumers.

In accordance with ASC 605-45, Revenue Recognition; Principal agent consideration, the Group is the principal in providing the bundled voice and data services to Chinese consumers, thus revenue is recognized on a gross basis. As sales of bundled services are mostly pre-paid by the consumers, cash received in advance of voice and data consumption are recognized as deferred revenue. Revenue is recognized when the services are actually used. Pre-paid bundled services do not expire.

Sales of the bundles are mostly made through agents and franchisees. Bundled services sold to agents are discounted and not refundable to the Group. The Group accounts for such discounts as reductions of revenue in accordance with ASC 605-50 (“ASC 605-50”) Customer Payments and Incentives.

The Group enters into profit sharing arrangements with franchisees under which bundled services may be returned to the Group if not sold to the consumers. The franchisees receive certain percentages of profits made by the Group on the sales of the bundled services as they are used by the consumers. The Group accounts for profit sharing with franchisees as selling expenses in the consolidated statements of operations. Discounts provided by franchisees to consumers are recognized by the Group as reductions of revenue in accordance with ASC 605-50.

23

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(p)	Cost of revenues

Cost of revenues consists primarily of telecommunication costs, depreciation of long-lived assets, amortization of acquired intangible asset, payroll and other related costs of operations. Deferred cost of revenues was US$3,630 and US$1,161 for the years ended December 31, 2014 and 2015.

(q)	Advertising expenditures

Advertising expenditures are expensed as incurred and are included in sales and marketing expenses, which amounted to US$207 and US$46 for the years ended December 31, 2014 and 2015, respectively.

(r)	Research and development expenses

Research and development expenses include payroll, employee benefits, and other headcount-related expenses associated with research and platform development. Research and development expenses also include rent, depreciation and other related expenses. Research and development expenses are expensed as incurred.

(s)	Government grants

Government grants are provided by the relevant PRC municipal government authorities to subsidize the cost of certain technology development projects. The amount of such government grants are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government grants in the future. Government grants are recognized when it is probable that the Group will comply with the conditions attached to them, and the grants are received. When the grant relates to an expense item, it is recognized in the consolidated statement of operations over the period necessary to match the grant on a systematic basis to the costs that it is intended to compensate, as a reduction of the related operating expense. When the grant relates to an asset, it is recognized as deferred government grants and released to the consolidated statement of operations in equal amounts over the expected useful life of the related asset, when operational, as a reduction of the related depreciation expense.

(t)	Leases

Leases are classified at the inception date as either a capital lease or an operating lease. The Group did not enter into any leases whereby it is the lessor for any of the periods presented. As the lessee, a lease is a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life, or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. The Group did not enter into any capital leases for the years ended December 31, 2014 and 2015.

All other leases are accounted for as operating leases wherein rental payments are expensed on a straight-line basis over the periods of their respective lease terms. The Group leases office space under operating lease agreements. Certain lease agreements contain rent holidays and escalating rent. Rent holidays and escalating rent are considered in determining the straight-line rent expense to be recorded over the lease term. The lease term begins on the date of initial possession of the lease property for purposes of recognizing lease expense on a straight-line basis over the term of the lease.

24

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(u)	Income taxes

The Group accounts for income taxes using the liability method. Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Group records a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group applies ASC 740, Accounting for Income Taxes, (“ASC 740”), to account for uncertainty in income taxes. ASC 740 prescribes a recognition threshold a tax position is required to meet before being recognized in the financial statements.

The Group has elected to classify interest related to unrecognized tax benefits, if and when required, as part of “income tax expense” in the consolidated statements of operations.

The Group elected to early adopt ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. Thus, all the deferred income tax assets and liabilities are classified as noncurrent in the consolidated balance sheet statement of financial position.

(v)	Share-based compensation

The Group accounts for share-based compensation in accordance with ASC 718, Compensation-Stock Compensation: Overall, (“ASC 718”).

In accordance with ASC 718, the Group determines whether an award should be classified and accounted for as a liability award or equity award. All grants of share-based awards to employees classified as equity awards are measured based on their grant date fair values and recognized as compensation expense over the requisite service period and/or performance period in the consolidated statements of operations.

The Group recognizes compensation expense using the accelerated method for share-based awards granted with service and performance conditions. According to ASC 718, the amount of compensation cost recognized (or attributed) when achievement of a performance condition is probable depends on the relative satisfaction of the performance condition based on performance to date. According to ASC 718, probable means the future event or events are likely to occur and the Group interprets “probable” to be generally in excess of a 70% likelihood of occurrence.

The Group elected to early adopt ASU No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvement to Employee Share-based Payment Accounting to account for forfeitures as they occur.

25

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(w)	Comprehensive income (loss)

Comprehensive income (loss) is defined as the increase (decrease) in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Accumulated other comprehensive income (loss) of the Group includes foreign currency translation adjustments related to the Company and its PRC subsidiaries, whose functional currency is RMB.

(x)	Employee benefits

The full-time employees of the Group’s PRC subsidiaries are entitled to staff welfare benefits including medical care, housing fund, pension benefits and unemployment insurance, which are governmental mandated defined contribution plans. These entities are required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans out of the amounts accrued.

(y)	Recent accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605, Revenue Recognition and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is originally effective for the annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. ASU No. 2015-14, Revenue from Contracts with Customers, (“ASU 2015-14”), deferred the effective date of ASU 2014-09 by one year. As a result, ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2017 and interim periods therein. Early adoption is permitted to the original effective date. The Group is currently evaluating the impact of adopting the new revenue standard on its consolidated financial statements.

In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810) — Amendments to the Consolidation Analysis, (“ASU 2015-02”). ASU 2015-02 amends the criteria for determining which entities are considered VIEs, amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. The guidance is effective for fiscal years, and for interim periods within those fiscal years, beginning after 15 December 2015. The guidance may be applied retrospectively or through a cumulative effect adjustment to equity as of the beginning of the year of adoption. Early adoption is permitted, including adoption in an interim period. The Group is evaluating the effects, if any, of the adoption of this revised guidance on its consolidated financial statements.

In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory, (“ASU 2015-11”). The guidance simplifies the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. Entities will continue to apply their existing impairment models to inventories that are accounted for using last-in first-out (LIFO) and the retail inventory method (RIM). For public business entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. Early adoption is permitted, and the guidance must be applied prospectively after the date of adoption. The Group is currently evaluating the impact of the adoption of ASU 2015-11 on its consolidated financial statements.

26

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(y)	Recent accounting pronouncements(Continued)

In February 2016, the FASB issued ASU No. 2016-02, Leases, (“ASU 2016-02”). ASU 2016-02 specifies the accounting for leases. For operating leases, ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its balance sheet. The standard also requires a lessee to recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, on a generally straight-line basis. ASU 2016-02 is effective for public companies for annual reporting periods and interim periods within those years beginning after December 15, 2018. Early adoption is permitted. The Group is currently evaluating the impact of adopting ASU 2016-02 on its consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), (“ASU 2016-08”) which clarifies the implementation guidance on principal versus agent considerations. The guidance includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customers. This guidance will be effective for the company in the first quarter of 2018, with the option to adopt it in the first quarter of 2017. The Group is still evaluating the effect if any, that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments which addresses eight specific cash flow issues: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (COLIs) (including bank-owned life insurance policies (BOLIs)); distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

27

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

3.	CONCENTRATION OF RISKS

(a)	Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and restricted cash, accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees. As of December 31, 2014 and 2015, the aggregate amount of cash and cash equivalents and restricted cash of US$7,132 and US$6,634, respectively, were held at major financial institutions located in the PRC, and US$7,276 and US$1,923, respectively, were deposited with major financial institutions located outside the PRC. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions. Historically, deposits in Chinese banks are secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Company has deposits has increased. In the event of bankruptcy of one of the banks which holds the Company’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws.

Accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees are both typically unsecured, and are derived from revenues earned from customers. The risk is mitigated by credit evaluations the Group performs on its ongoing credit evaluations of its customers’ financial conditions and ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses and these losses have generally been within expectations.

(b)	Business supplier, customer, and economic risk

The Group participates in a dynamic and competitive high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures due to new entrants; advances and new trends in new technology; control of telecommunication infrastructures by local regulators and industry standards; strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

(i) Business supplier risk – The Group’s MVNO operations are dependent upon telecommunication resources provided by China Unicom. There is no guarantee that the supply of telecommunication resources provided by China Unicom will be renewed annually. Further, there is no guarantee around the continuance of the MVNO license granted by the PRC government Ministry of Industry and Information Technology which may be amended or discontinued in light of changes to political, economic and social reforms.

(ii) Customer risk – The success of the Group’s business going forward will rely in part on Group’s ability to continue to obtain and expand business from existing customers while also attracting new customers. The Group has a diversified base of customers covering its services and the revenue from the largest single customer accounted for 18% and 9% of the Group’s total net revenues for the two years ended December 31, 2014 and 2015, respectively, and the accounts receivable from the largest single customer accounted for 1% and 50% of the Group’s total accounts receivable and accounts receivable from related parties for the years ended December 31, 2014 and 2015, respectively.

(iii) Economic risk – The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

(c) Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The appreciation of the US$ against RMB was approximately 0.4% and 6.1% in the years ended December 31, 2014 and 2015, respectively. The appreciation of the US$ against Rupee was approximately 2.3% and 4.7% in the years ended December 31, 2014 and 2015, respectively.

28

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

4.	BUSINESS ACQUISITION

On July 11, 2014, Big Cloud Network, the VIE of the Company, acquired the controlling interest represented by 79% of the equity interest in Yuantel Investment, for an aggregate purchase price of US$7,354. Of the aggregate US$3,677 purchase price, was injected into Yuantel Investment in 2014 and 2015, respectively.

The Company entered into a new business, MVNO business in the PRC as a result of the acquisition.

The following table summarizes the fair values of the assets acquired and liabilities assumed and the noncontrolling interest at the date of acquisition on July 11, 2014.

USD’000

Current assets	7,976
Other non-current assets	182
Property and equipment, net	121
Purchased software	50
MVNO license	9,560
Deferred tax assets, non-current	165

Total identifiable assets acquired	18,054

Short-term borrowings	(817)
Accounts payable	(620)
Deferred revenue - current	(5,669)
Other current liabilities	(648)
Deferred tax liability, non-current	(2,103)

Total liabilities assumed	(9,857)

Net identifiable assets acquired	8,197

NCI measured at fair value	1,629
Goodwill	786
Purchase consideration (i)	7,354

(i) US$ 3,677 cash consideration was paid in 2014

29

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

4.	BUSINESS ACQUISITIONS (CONTINUED)

The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and noncontrolling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The US$9,560 of acquired intangible asset is the MVNO license with an estimated useful life of ten years. The Group performed the valuation of the MVNO license with the assistance of an independent third party valuation firm. The fair value of the license was determined based on the income approach, using assumptions including discount rate of 20.5% considering risk inherent in the existing MVNO business model and industry comparisons. Terminal value is based on the expected life of asset of ten years, and forecasted cash flows over that period. The ten-year cash flow projection was derived taking into consideration of actual operating results and management best estimates about future developments as well as certain industry and regulatory expectations.

The goodwill recognized is attributable primarily to anticipated future growth within the Company’s MVNO business. None of the goodwill is expected to be deductible for income tax purposes. For the years ended December 31, 2014 and 2015, there were no changes in the recognized amounts of goodwill.

The fair value of the 21% noncontrolling interest was estimated to be US$1,629. The fair value of the noncontrolling interest was estimated by deriving the fair value of the acquired business including a control premium as a whole and then subtracting the considerations transferred. The fair value of the acquired business was estimated using the income approach. As Yuantel Investment is a private entity, the fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820 Fair value measurement. The fair value estimates are based on a discount rate of 20.5%, long-term sustainable growth rate of 3%, financial multiples of companies in the same industry and adjustment for the lack of marketability that market participants would consider when estimating the fair value of the Yuantel Investment.

5.	INVENTORIES

Inventories consisted of the following as of December 31, 2014 and 2015:

	As of December 31,
	2014	2015
	US$	US$

Raw materials	1,800	4,004
Goods in transit	378	291
Work in process	2	1,307
Finished goods	1,047	1,771

Less: Provision	(1,037)	(1,109)

Inventories, net	2,190	6,264

30

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

6.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2014	2015
	US$	US$

Staff advances	214	253
Receivable from a third party payment platform	264	-
Rental and other deposits	841	823
VAT recoverable	2,072	1,676
Loan to a third party	-	473
Others	8	-

	3,399	3,225

7.	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of December 31,
	2014	2015
	US$	US$
At cost:
Leasehold improvements	949	894
Computer and network equipment	5,250	5,800
Office equipment	843	784
Motor vehicles	36	171
	7,078	7,649
Less: accumulated depreciation	(4,591)	(5,399)

	2,487	2,250

Depreciation expense was US$1,373 and US$1,371 for the years ended December 31, 2014 and 2015, respectively, and were included in the following captions:

	For the year ended December 31,
	2014	2015
	US$	US$

Cost of revenues	541	472
Sales and marketing expenses	83	54
General and administrative expenses	66	144
Research and development expenses	683	701

	1,373	1,371

31

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

8.	INTANGIBLE ASSETS, NET

The following table presents the Group’s intangible assets as of the respective balance sheet dates:

	Software	Capitalized software development costs	MVNO License (Note 4)	Total
	US$	US$	US$	US$

Balance as of January 1, 2014	45	-	-	45
Additions	742	-	9,560	10,302
Amortization expense	(116)	-	(478)	(594)

Balance as of December 31, 2014	671	-	9,082	9,753
Additions	1,871	3,304	-	5,175
Amortization expense	(170)	(38)	(901)	(1,109)
Foreign currency translation difference	(35)	-	(522)	(557)

Balance as of December 31, 2015	2,337	3,266	7,659	13,262

The intangible assets are amortized using the straight-line method, which is the Group’s best estimate of how these assets will be economically consumed over their respective estimated useful lives of 3-10 years.

Amortization expense was approximately US$594 and US$1,109 for the years ended December 31, 2014 and 2015, respectively.

The annual estimated amortization expenses for the intangible assets for each of the next five years are as follows:

US$

2016	2,241
2017	2,219
2018	2,083
2019	1,077
2020	1,077

8,697

9.	GOODWILL

The changes in the carrying amount of goodwill were as follows:

	As of December 31,
	2014	2015
	US$	US$

Balance as of January 1	-	786
Goodwill acquired	786	-
Foreign currency translation difference	-	(45)

Balance as of December 31	786	741

No impairment charge was recorded in any of the two years ended December 31, 2014 and 2015.

32

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

10.	BANK BORROWINGS

Bank borrowings are as follows as of the respective balance sheet dates:

	As of December 31,
	2014	2015
	US$	US$

Short-term bank borrowings	2,817	2,000
Long-term bank borrowings, current portion	-	571
	2,817	2,571

Long-term bank borrowings, non-current portion	-	381

Total bank borrowings	2,817	2,952

The short-term bank borrowings outstanding as of December 31, 2014 and 2015 bore a weighted average interest rate of 7.16% and 7.03% per annum, respectively, and were denominated in RMB & US$. These borrowings were obtained from financial institutions and have terms of three months to one year. The long-term bank borrowings (including current portion) outstanding as of December 31, 2015 bore a weighted average interest rate of 2.65%, and were denominated in US$. These borrowings were obtained from financial institutions located in the PRC and Hong Kong, and have a term of 1.5 years.

Bank borrowings as of December 31, 2014 and 2015 were unsecured.

11.	ACCRUED EXPENSES AND OTHER PAYABLES

The components of accrued expenses and other payables are as follows:

	As of December 31,
	2014	2015
	US$	US$

Payroll and welfare payable	2,631	2,811
Accrued royalty	925	900
VAT, business and other taxes payable	202	343
Payables for office supply and utility	272	419
Payables for purchase of property and equipment	-	462
Professional service fees	-	228
Deposits from agents	101	1,068
Others	36	32
	4,167	6,263

33

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

12.	DEFERRED GOVERNMENT GRANTS

The government grants received are required to be used in the construction of property and equipment. These grants are initially deferred and subsequently recognized in the statement of operations when the Group has complied with the conditions or performance obligations attached to the related government grants, if any, and the grants are no longer refundable. Grants that subsidize the construction cost of property and equipment are amortized over the life of the related assets as a non-operating income.

	For the year ended December 31,
	2014	2015
	US$	US$

Balance at beginning of the year	7,490	7,316
Additions	817	-
Recognized as other operating income	(964)	(2,880)
Foreign currency translation difference	(27)	(422)
Balance at end of the year	7,316	4,014

13.	ACCUMULATED OTHER COMPREHENSIVE LOSS

The changes in accumulated other comprehensive loss, net of tax of nil, are as follows:

	Foreign currency translation	Total
	US$	US$
Balance as of January 1, 2014	213	213
Current year other comprehensive loss	(74)	(74)
Balance as of December 31, 2014	139	139
Current year other comprehensive loss	(1,288)	(1,288)
Balance as of December 31, 2015	(1,149)	(1,149)

14.	MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN

As stipulated by the regulations of the PRC, full-time employees of the Group in the PRC participate in a government-mandated multiemployer defined contribution plan organized by municipal and provincial governments. Under the plan, certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Group is required to make contributions to the plan based on certain percentages of employees’ salaries. The total expenses the Group incurred for the plan were US$2,629 and US$2,238, respectively, for the years ended December 31, 2014 and 2015.

34

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.	SHARE BASED COMPENSATION

(a)	Share-based awards under the 2007 Plan

In order to provide additional incentives to employees and to promote the success of the Company’s business, the Company adopted a share incentive plan in (the “2007 Plan”) December 2007, which was last amended in February 2011. The 2007 Plan allows the Company to grant options to employees, directors, consultants or members of the board of directors of the Group. Under the 2007 Plan, the maximum aggregate number of shares that may be issued shall not exceed 38,700,000. The terms of the options shall not exceed ten years from the date of grant. 25% of the shares subject to the options shall vest on the first anniversary of the vesting commencement date, and 1/48 of the shares subject to the options shall vest each month thereafter over the next three years, provided the optionee continues to be a service provider to the Company. Thus, there is an explicit service condition of 4 years. In addition, the options contain a performance condition whereby vesting will commence upon the earlier to occur of an initial public offering or a change in control as defined in the 2007 Plan, provided there is continued employment of the optionees on such date.

In the years ended December 31, 2014 and 2015, the Company granted 6,031,270 and 6,425,190 shares of options, respectively, to purchase ordinary shares to employees, officers, and directors with the exercise price of $0.459 per share.

The following table summarizes the Company’s option activities under the 2007 Plan:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		(US$)	(Years)	(US$)

Outstanding, January 1, 2014	34,797,968	0.24	6.85	308
Granted	7,031,270	0.46
Forfeited	12,274,608	0.30

Outstanding, December 31, 2014	29,554,630	0.27	6.88	308

Vested and expect to vest at December 31, 2014	29,554,630	0.27	6.88	308

Outstanding, January 1, 2015	29,554,630	0.27	6.88	308
Granted	6,525,190	0.46
Forfeited	4,042,580	0.36

Outstanding, December 31, 2015	32,037,240	0.30	5.26	308

Vested and expect to vest at December 31, 2015	32,037,240	0.30	5.26	308

As of December 31, 2015, no options were vested and exercisable given the performance condition in place described above. Historically, compensation cost related to performance options that only vest upon the consummation of an initial public offering or change in control event was recognized when the offering or change in control event was consummated. Accordingly, the Group has not recognized any compensation cost to date.

35

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.	SHARE BASED COMPENSATION (CONTINUED)

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the fair value of the underlying stock at each reporting date, for those awards that have an exercise price below the estimated fair value of the Company’s shares.

As of December 31, 2014 and 2015, the Company had options outstanding to purchase an aggregate of 5,500,000 shares and 5,500,000 shares with an exercise price below the fair value of the Company’s shares, resulting in an aggregate intrinsic value of US$308 and US$308, respectively.

The Company calculated the estimated fair value of the options on the respective grant dates using the binomial-lattice option valuation model with the following assumptions for each applicable period which takes into account variables such as volatility, dividend yield, and risk-free interest rate, contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, and the probability of termination or retirement of the option holder in computing the value of the option.

	Year 2014	Year 2015

Risk-free interest rates	2.31%-2.34%	1.95%-2.28%
Expected life (years)	10 years	10 years
Expected volatility	41%-47%	40%-45%
Expected dividend yield	0%	0%
Exercise multiple	2.20	2.20
Post-vesting forfeit rate	10%	10%
Fair value of underlying ordinary shares	US$0.086-US$0.106	US$0.158-US$0.231
Fair value of share option	US$0.008-US$0.028	US$0.026-US$0.096

(b)	Restricted Share Units

On February 17, 2012, the Company issued 800,000 ordinary shares to certain employees at a price of US$0.1375 per share for total cash proceeds of US$110,000. All of the 800,000 ordinary shares were subject to transfer restrictions and repurchase by the Company upon termination of employment at issuance price before the service condition is fulfilled. At grant date, ¼ of total number of shares were not subject to repurchase, and vested immediately. The remaining shares were subject to repurchase and vested over a service term of three years. The US$110,000 received upon issuance of the shares was initially recorded as a liability and reclassified to equity upon vesting. Shares subject to repurchase prior to vesting were excluded from outstanding ordinary shares.

Compensation expense related to restricted shares was immaterial and nil as of December 31, 2014 and 2015.

36

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16. TAXATION

Enterprise income tax (“EIT”)

Cayman Islands

The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and VIEs in the PRC, India and Hong Kong. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains.

Hong Kong

BORQS HK is subject to Hong Kong profits tax rate of 16.5% for the years ended December 31, 2014 and 2015. No provision for BORQS HKD profits tax has been made in the consolidated financial statements as the entity had losses in the years ended December 31, 2014 and 2015.

India

BORQS INDIA is subject to income tax rate of 32.45% for the years ended December 31, 2014 and 2015. Amounts of US$336 and US$1,158 are included as current income tax expense for the years ended December 31, 2014 and 2015, respectively.

The PRC

The Company’s PRC subsidiaries are incorporated in the PRC and subject to PRC EIT on the taxable income in accordance with the relevant PRC income tax laws.

Effective January 1, 2008, the statutory corporate income tax rate is 25%, except for certain entities eligible for preferential tax rates.

BORQS Beijing was qualified for a High and New Technology Enterprises (“HNTE”) since 2012 and is eligible for a 15% preferential tax rate from 2012 to 2014. In July 2015, BORQS Beijing obtained a new HNTE certificate, which will expire in July 2018. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2014 and 2015, BORQS Beijing enjoyed a preferential tax rate of 15%.

Yuantel Telecom was qualified for a High and New Technology Enterprises (“HNTE”) since 2011 and is eligible for a 15% preferential tax rate from 2011 to 2013. In October 2014, Yuantel Telecom obtained a new HNTE certificate, which will expire in October 2017. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2014 and 2015, Yuantel Telecom enjoyed a preferential tax rate of 15%.

The Company’s other PRC subsidiaries were subject to EIT at a rate of 25% for the years ended December 31, 2014 and 2015.

The New EIT Law also provides that enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC are considered PRC tax resident enterprises and subject to PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. As of December 31, 2015, no detailed interpretation or guidance has been issued to define “place of effective management”. Furthermore, as of December 31, 2015, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company is deemed as a PRC tax resident, it would be subject to PRC tax under the New CIT Law. The Company will continue to monitor changes in the interpretation or guidance of this law.

37

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	TAXATION (CONTINUED)

(Loss) profit before income taxes consists of:

	For the year ended December 31,
	2014	2015
	US$	US$

Non-PRC	(8,004)	3,241
PRC	27	(1,595)

	(7,977)	1,646

Income tax expense comprises of:

	For the year ended December 31,
	2014	2015
	US$	US$

Current	(241)	(1,389)
Deferred	47	538

	(194)	(851)

The reconciliation of tax computed by applying the statutory income tax rate of 25% for the years ended December 31, 2014 and 2015 applicable to the PRC operations to income tax expense is as follows:

	For the year ended December 31,
	2014	2015
	US$	US$

(Loss) profit before income taxes	(7,977)	1,646

Income tax benefit (expense) computed at the statutory income tax rate at 25%	1,994	(412)
Non-deductible expenses	(170)	(166)
Non-taxable income	-	742
Preferential rate	623	(423)
Current and deferred tax rate differences	-	790
Tax loss expired	(426)	-
Foreign rate differences	(825)	(292)
Change of valuation allowance	(1,267)	(1,643)
Unrecognized tax benefits	(123)	558
Interest expense	-	(5)

Income tax expense	(194)	(851)

38

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	TAXATION (CONTINUED)

Deferred Taxes

The significant components of deferred taxes are as follows:

	As of December 31,
	2014	2015
	US$	US$
Deferred tax assets
Inventories provision	155	166
Accrued salary and welfare payable	24	107
Property and equipment	36	46
Tax losses	8,571	10,901
Valuation allowance	(8,503)	(10,146)
Total deferred tax assets	283	1,074

Deferred tax liabilities
Intangible assets	2,032	1,779

Total deferred tax liabilities	2,032	1,779

As of December 31, 2015, the Company had net tax operating losses from its PRC subsidiaries and its Consolidated VIEs, as per filed tax returns, of US$50,657, which will expire from 2016 to 2020.

As of December 31, 2015, the Company intends to permanently reinvest the undistributed earnings from its foreign subsidiaries and the Consolidated VIEs to fund future operations. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries and the Consolidated VIEs is not determined because such a determination is not practicable.

39

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	TAXATION (CONTINUED)

Unrecognized Tax Benefits

As of December 31, 2014 and 2015, the Company recorded an unrecognized tax benefits of US$620 and US$2,177, respectively, of which, US$574 and US$1,491, respectively, are presented on a net basis against the deferred tax assets related to tax loss carry forwards on the consolidated balance sheets. The unrecognized tax benefits and its related interest are primarily related to under-reported intercompany profit. The amount of unrecognized tax benefits will change in the next 12 months, pending clarification of current tax law or audit by the tax authorities, however, an estimate of the range of the possible change cannot be made at this time. As of December 31, 2014 and 2015, unrecognized tax benefits of US$46 and US$686, if ultimately recognized, will impact the effective tax rate.

A roll-forward of unrecognized tax benefits is as follows:

	For the year ended December 31,
	2014	2015
	US$	US$

Balance at beginning of year	-	620
Additions based on tax positions related to the current year	620	1,557

Balance at end of year	620	2,177

In the years ended December 31, 2014 and 2015, the Company recorded interest expense accrued in relation to the unrecognized tax benefit of nil and US$5 in income tax expense, respectively. Accumulated interest expense recorded by the Company was nil and US$5 as of December 31, 2014 and 2015, respectively. As of December 31, 2015, the tax years ended December 31, 2010 through 2015 for the PRC subsidiaries and the VIE remain open for statutory examination by the PRC tax authorities.

40

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

17.	RELATED PARTY TRANSACTIONS

(a)	Related parties

Names of related parties	Relationship with the Company
Intel Capital Corporation (“Intel”) and its affiliates	Intel is a holder of Series C Preference Shares

(b)	Other than disclosed elsewhere, the Company had the following significant related party transactions for the years ended December 31, 2014 and 2015:

	For the year ended December 31,
	2014	2015
	US$	US$
Software services provided to:
Intel Semiconductor (US) Ltd	540	-
Intel Corporation	5,148	6,204
Intel Korea Limited	1,337	-
Intel Asia-Pacific Research and Development Ltd	1,618	328

Hardware sold to:
Intel Corporation	20	55

(c)	The Company had the following related party balances as of December 31, 2014 and 2015:

	As of December 31,
	2014	2015
	US$	US$
Accounts receivable from related parties:
Current:
Intel Corporation	-	5,949
Intel (China) Co., Ltd.	55	5
Intel Asia-Pacific Research and Development Ltd	77	44

All balances with the related parties as of December 31, 2014 and 2015 were unsecured, interest-free and have no fixed terms of repayment.

41

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

18	RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and the articles of association of the Company’s PRC subsidiaries, a foreign-invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A foreign-invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign-invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Borqs Beijing was established as foreign-invested enterprise and, therefore, is subject to the above mandated restrictions on distributable profits. As of December 31, 2014 and 2015, the Company’s PRC subsidiaries had appropriated US$860 and US$1,270, respectively, in its statutory reserves.

As a result of these PRC laws and regulations subject to the limit discussed above that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. Amounts restricted include paid-in capital and statutory reserve funds of the Company’s PRC subsidiaries and the equity of the Consolidated VIEs, as determined pursuant to PRC generally accepted accounting principles, totaling an aggregate of US$72,212 as of December 31, 2015.

19.	SHARE CAPITAL

Authorized capital

On August 15, 2014, the Group increased the authorized shares of the Group from US$455,584 to US$514,888 divided into 309,651,804 ordinary shares at par value of $0.001 per share, 40,000,000 Series A redeemable convertible preference shares, 82,857,143 Series B redeemable convertible preference shares, 52,727,271 Series C redeemable convertible preference shares and 29,651,804 Series D redeemable convertible preference shares, all at par value of $0.001 per share.

Ordinary share reserved for future issuance

The Group has reserved the following shares of ordinary shares for issuance at December 31, 2015, in connection with the following:

Conversion of series A convertible redeemable preference shares	39,900,000
Conversion of series B convertible redeemable preference shares	82,857,143
Conversion of series C convertible redeemable preference shares	50,909,089
Conversion of series D convertible redeemable preference shares	23,721,443
Ordinary shares options outstanding	34,590,097
Ordinary shares options available for future grants under the 2007 Plan	4,109,903

Total	236,087,675

42

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.	CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES

On December 27, 2007, March 17, 2008, September 26, 2008 and October 8, 2008, the Company issued 19,800,000, 3,100,000, 12,000,000 and 5,000,000 Series A convertible redeemable preference shares (the “Series A Preference Shares”), respectively, to certain external investors at a price of $0.20 per share for a total cash consideration of $7,980. The cash proceeds received was $7,889, net of issuance costs of $91.

On June 26, 2009, August 19, 2009 and October 12, 2009, the Company issued 64,285,715,15,000,000 and 3,571,428 Series B convertible redeemable preferred shares (the “Series B Preference Shares”), respectively, to certain external investors at a price of $0.21 per share for a total consideration of $17,400 (includes cash proceeds of $14,400 and $3,000 upon conversion of convertible notes). The cash proceeds received was $14,242, net of issuance costs of $158.

On February 14, 2011 and May 24, 2012, the Company issued 38,181,817 and 5,454,545 Series C convertible redeemable preference shares (the “Series C Preference Shares”), to certain external investors at the price of $0.275 per share for a total cash consideration of $12,000. The cash proceeds received was $11,817, net of issuance costs of $183.

On August 20, 2014 the Company issued 23,721,443 Series D convertible redeemable preference shares (the “Series D Preference Shares”), to certain external investors at the price of $0.33725 per share for a total cash consideration of $8,000. The cash proceeds received was $7,874, net of issuance costs of $126.

The significant terms of the Series A, Series B, Series C, and Series D convertible redeemable preference shares (together “Preference Shares”) are summarized as follows.

Conversion

Preference Shares can be converted into ordinary shares at the option of the holder at any time by dividing the applicable original purchase price by the applicable conversion price which is initially equal to the original purchase price and as such, the initial conversion ratio for each Preference Share into each ordinary share shall be one-for-one.

Preference Shares shall automatically be converted into ordinary shares at the then-effective conversion rate applicable to the relevant series of Preference Shares: (a) in the event of the closing of a Qualified IPO; or (b) in relation only to Series A and Series B Preference Shares, upon the approval and written consent of a majority of the outstanding Series A and Series B Preference Shares holders to convert their respective Preference Shares into ordinary shares.

The conversion price is subject to additional adjustments if the Company makes certain dilutive issuances of shares.

Dividends

Series D Preference Shares shall receive dividends at an annual rate of six percent (6%) of the original purchase price in preference and priority to any dividends on the Series A, Series B, Series C Preference Shares and ordinary shares. Dividends on Series D Preference Shares shall be cumulative whether declared by the Board of Directors or not.

Each holder of Series A, Series B and Series C Preference Shares is entitled to receive non-cumulative dividends when and if declared by the Board of Directors of the Company in preference and priority to any dividends on ordinary shares, after all accumulated dividends on the Series D Preferred shares have been paid or set aside for payment to the holders of Series D Preferred Shares in a calendar year.

Any additional dividends declared, after all accumulated dividends and declared dividends on the Preference Shares have been paid or set aside for payment to the holders of Preference Shares in a calendar year, shall be distributed among all holders of ordinary shares and Preference Shares.

43

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.	CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (CONTINUED)

Redemption

The earliest redemption date of Series A Preference Shares is at any time after the sixth anniversary of the first issuance date of Series A Preference Shares.

All outstanding Series B, Series C, and Series D Preference Shares can be redeemed at the election of the majority holders at any time after the earlier of (A) the fifth anniversary of the first issuance date of the respective Series B, Series C or Series D Preference Shares, and (B) the date on which the Company redeems Series A, Series B, or Series C Preference Shares. Any holder of Series A Preference Shares who is also a holder of Series B Preference Shares must redeem its Series B Preference Shares together with its Series A Preference Shares.

Series A and Series B Preference Shares can also be redeemed at the option of the holders when Intel has elected to redeem all of its Series C Preferred Shares for investigation or for breach as defined in the Memorandum of Association and Articles of Association.

Prior to Series D Preference Shares become available under (A) and (B) above, all outstanding Series D Preference Shares can be redeemed at any time of a holder of Series D Preferred Shares’ election to redeem for breach event or to redeem for investigation and opinion of auditor event as defined in the Memorandum of Association and Articles of Association.

Preference Shares are redeemed at a price equal to 150% the original purchase price plus any unpaid declared dividends. The redemption price for Preference Shares under the event of Intel’s election to redeem for investigation or a holder of Series D Preferred Shares’ election to redeem for investigation and opinion of auditor is set to be 100% of the original purchase price and 150% of the original purchase price under the event of a holder of Preferred Shares’ election to redeem for breach.

Winding up / Liquidation

In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, distributions to the shareholders of the Company shall be made as stated below.

The holders of Series D Preference Shares then outstanding are entitled to be paid first out of the assets of the Company available for distribution a liquidation preference in an amount per Preference Share equal to the sum of (i) 150% of the original purchase price as adjusted and (ii) all unpaid accumulated dividends, in priority to any other holders of Preference Shares or ordinary shares.

Upon full payment of the Series D Preference Share liquidation preference, the holders of Series A, Series B and Series C Preference Shares then outstanding shall be entitled to be paid first out of the assets of the Company available for distribution (and prior and in preference to any payment on the ordinary shares) a liquidation preference in an amount per Series A, Series B and Series C Preference Share equal to the sum of (i) the original purchase price applicable to such Preference Share as adjusted and (ii) all unpaid declared dividends. The holders of Series C Preference Shares shall receive their liquidation preference amount in preference to holders of Series A and Series B Preference Shares. Subject to the prior payment of all amounts due to the holders of Preference Shares, the balance of all remaining assets available for distribution are made with equal priority and pro rata amongst the holders of ordinary shares and the holders of Preference Shares on an as–converted basis.

Voting

Each share of Preference Share has voting rights equal to an equivalent number of shares of ordinary shares into which it is convertible and votes together as one class with the ordinary shares. All directors of the Company’s board of directors are elected by the holders of the outstanding ordinary shares and the Preference Shares, voting together as a single class on an as-converted basis.

44

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.	CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (CONTINUED)

Accounting for convertible redeemable preference shares

The Preference Shares have been classified as mezzanine equity as they can be redeemed at the option of the holders. The initial carrying values of the Preference Shares are the total consideration received at their respective dates of issuance net of issuance costs. There were no embedded features that qualified for bifurcation and separate accounting in accordance with ASC 815-10 Derivatives and Hedging.

As of December 31, 2014 and 2015, no dividend was declared by the Company. US$160 and US$640 of dividend was accumulated to the holders of the Series D Preferred Shares as of December 31, 2014 and 2015.

During the years ended December 31, 2014 and 2015, the Company recorded charges to accumulated deficit and mezzanine equity of US$2,848, and US$2,417, respectively, to accrete the carrying value of the Preference Shares to their redemption value.

21.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company leases buildings in the PRC and India under non-cancelable operating leases expiring on different dates. For the years ended December 31, 2014 and 2015, total rental expenses for all operating leases amounted to US$ 1,204 and US$ 1,368, respectively.

As of December 31, 2015, the Company has future minimum lease payments under non-cancelable operating leases with initial terms in excess of one year in relation to office buildings consisting of the following:

US$

2016	1,555
2017	517
2018	14
2019	5
2020 and thereafter	-

2,091

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases.

Telecommunication resources purchase commitment

As of December 31, 2015, the Company had outstanding purchase commitments in relation to the purchase of telecommunication resources from China Unicom consisting of the following:

US$

2016	18,480

Income Taxes

As of December 31, 2015, the Group recognized an accrual of US$691 for unrecognized tax benefits and its interest (Note 16). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2015, the Company classified the accrual for unrecognized tax benefits as a non-current liability.

22.	SUBSEQUENT EVENTS

Other than disclosed in the financial statements, there are no significant subsequent events as of the date of the report when the financial statements are issued.

45

BORQS INTERNATIONAL HOLDING CORP

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Consolidated Financial Statements for the Years Ended December 31, 2015 and 2016

Report of Independent Registered Public Accounting Firm	47

Consolidated Balance Sheets as of December 31, 2015 and 2016	48 - 51

Consolidated Statements of Operations for the Years Ended December 31, 2015 and 2016	52

Consolidated Statements of Comprehensive (Loss) Income for the Years Ended December 31, 2015 and 2016	53

Consolidated Statements of Shareholders’ Deficit for the Years Ended December 31, 2015 and 2016	54 - 55

Consolidated Statements of Cash Flows for the Years Ended December 31, 2015 and 2016	56 - 57

Notes to the Consolidated Financial Statements	58 - 92

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of BORQS International Holding Corp

We have audited the accompanying consolidated balance sheets of BORQS International Holding Corp (the “Company”) as of December 31, 2015 and 2016, and the related consolidated statements of operations, comprehensive (loss) income, shareholders’ deficit and cash flows for each of the two years in the period ended December 31, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BORQS International Holding Corp at December 31, 2015 and 2016, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Ernst & Young Hua Ming LLP

Shanghai, the People’s Republic of China

May 12, 2017

47

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
ASSETS
Current assets:
Cash and cash equivalents		7,787	3,610
Restricted cash		770	1,153
Accounts receivable		6,068	28,257
Accounts receivable from related parties	(17)	5,998	490
Receivable from Mobile Virtual Network Operator (“MVNO”) franchisees		3,295	4,319
Inventories	(5)	6,264	12,682
Deferred cost of revenues		984	969
Prepaid and other current assets	(6)	3,225	6,599

Total current assets		34,391	58,079

Non-current assets:
Property and equipment, net	(7)	2,250	1,488
Intangible assets, net	(8)	13,262	15,498
Goodwill	(9)	741	693
Deferred tax assets	(16)	1,074	1,054
Deferred cost of revenues		177	689
Other non-current assets		1,184	529

Total non-current assets		18,688	19,951

Total assets		53,079	78,030

The accompanying notes are an integral part of these consolidated financial statements

48

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (including accounts payable of the Consolidated VIEs without recourse to the primary beneficiary of US$3,747 and US$4,598 as of December 31, 2015 and 2016, respectively)		6,951	22,691
Accrued expenses and other payables (including accrued expenses and other payables of the Consolidated VIEs without recourse to the primary beneficiary of US$1,882 and US$2,778 as of December 31, 2015 and 2016, respectively)	(11)	6,263	7,634
Deferred revenue (including deferred revenue of the Consolidated VIEs without recourse to the primary beneficiary of US$11,425 and US$9,134 as of December 31, 2015 and 2016, respectively)		17,334	11,995
Income tax payable		165	847
Short-term bank borrowings (including short-term bank borrowings of the Consolidated VIEs without recourse to the primary beneficiary of nil and US$721 as of December 31, 2015 and 2016, respectively)	(10)	2,000	6,306
Long-term bank borrowings-current portion	(10)	571	1,381
Deferred government grants	(12)	1,762	264

Total current liabilities		35,046	51,118

The accompanying notes are an integral part of these consolidated financial statements

49

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Non-current liabilities:
Unrecognized tax benefits	(16)	691	1,755
Warrant liabilities	(10)	-	1,344
Deferred tax liabilities (including deferred tax liabilities of the Consolidated VIEs without recourse to the primary beneficiary of US$1,779 and US$1,539 as of December 31, 2015 and 2016, respectively)	(16)	1,779	1,539
Deferred revenue		440	2,428
Long-term bank borrowings	(10)	381	4,491
Deferred government grants	(12)	2,252	1,844

Total non-current liabilities		5,543	13,401

Total liabilities		40,589	64,519

Commitments and contingencies	(22)

The accompanying notes are an integral part of these consolidated financial statements

50

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Mezzanine equity:
Series A convertible redeemable preferred shares (US$0.001 par value; 39,900,000 shares authorized; 39,900,000 issued and outstanding as of December 31, 2015 and 2016)	(20)	11,970	11,970
Series B convertible redeemable preferred shares (US$0.001 par value; 82,857,143 shares authorized; 82,857,143 issued and outstanding as of December 31, 2015 and 2016)	(20)	26,126	26,126
Series C convertible redeemable preferred shares (US$0.001 par value; 50,909,089 shares authorized; 50,909,089 issued and outstanding as of December 31, 2015 and 2016)	(20)	20,848	21,069
Series D convertible redeemable preferred shares (US$0.001 par value; 23,721,443 shares authorized; 23,721,443 issued and outstanding as of December 31, 2015 and 2016)	(20)	8,942	9,697

Total mezzanine equity		67,886	68,862

Shareholders’ deficit:
Ordinary shares		54	54
Additional paid-in capital		1,124	1,124
Statutory reserve		1,270	1,898
Accumulated deficit		(56,330)	(54,706)
Accumulated other comprehensive loss	(13)	(1,149)	(2,626)

Total BORQS International Holding Corp shareholders’ deficit		(55,031)	(54,256)

Noncontrolling interest		(365)	(1,095)

Total shareholders’ deficit		(55,396)	(55,351)

Total liabilities, mezzanine equity, noncontrolling interest and shareholders’ deficit		53,079	78,030

The accompanying notes are an integral part of these consolidated financial statements

51

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2015	2016
		US$	US$
Net Revenues:
Software		22,468	14,912
Hardware		32,647	70,536
MVNO		16,007	29,309
Others		3,950	5,829

Total net revenues		75,072	120,586

Software		(12,660)	(6,347)
Hardware		(26,101)	(57,452)
MVNO		(16,225)	(28,784)
Others		(2,980)	(1,709)

Total cost of revenues		(57,966)	(94,292)

Total gross profit		17,106	26,294

Operating expenses:
Sales and marketing expenses		(7,359)	(5,874)
General and administrative expenses		(4,883)	(10,042)
Research and development expenses		(7,245)	(6,886)
Changes in the fair value of warrant liabilities		-	(12)

Total operating expenses		(19,487)	(22,814)

Other operating income		3,094	1,760

Operating income		713	5,240

Interest income		61	65
Interest expense		(156)	(797)
Other income		208	114
Other expense		(35)	(59)
Foreign exchange gain		855	692

Profit before income taxes		1,646	5,255

Income tax expense	(16)	(851)	(2,659)

Net income		795	2,596

Less: net loss attributable to noncontrolling interests		(1,316)	(632)

Net income attributable to Borqs International Holding Corp		2,111	3,228

Add: accretion to redemption value of convertible redeemable preferred shares		(2,417)	(976)
Net (loss) income attributable to ordinary shareholders		(306)	2,252

The accompanying notes are an integral part of these consolidated financial statements

52

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS) INCOME

(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2015	2016
		US$	US$
Net income		795	2,596
Other comprehensive loss, net of tax of nil:
Foreign currency translation adjustments, net of tax of nil		(1,288)	(1,477)
Other comprehensive loss, net of tax of nil	(13)	(1,288)	(1,477)
Comprehensive (loss) income		(493)	1,119
Less: comprehensive loss attributable to noncontrolling interest		(1,519)	(730)
Comprehensive income (loss) attributable to Borqs International Holding Corp		1,026	1,849
Change in redemption value of convertible redeemable preferred shares		(2,417)	(976)
Comprehensive (loss) income attributable to ordinary shareholders		(1,391)	873

The accompanying notes are an integral part of these consolidated financial statements

53

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT

(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated statutory reserves	Accumulated other comprehensive loss	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ deficit

Balance as of January 1, 2015		54,016,667	54	1,120	860	139	(55,614)	(53,441)	1,154	(52,287)
Consolidated net income			-	-	-	-	2,111	2,111	(1,316)	795
Appropriation of statutory reserves			-	-	410	-	(410)	-	-	-
Foreign exchange difference			-	-	-	(1,288)	-	(1,288)	(203)	(1,491)
Accretion to redemption value of convertible redeemable preferred shares			-	-	-	-	(2,417)	(2,417)	-	(2,417)
Vesting of restricted shares		33,333	-	4	-	-	-	4	-	4

Balance as of December 31, 2015		54,050,000	54	1,124	1,270	(1,149)	(56,330)	(55,031)	(365)	(55,396)

The accompanying notes are an integral part of these consolidated financial statements

54

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT (CONTINUED)

(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated statutory reserves	Accumulated other comprehensive loss	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ deficit

Balance as of January 1, 2016		54,050,000	54	1,124	1,270	(1,149)	(56,330)	(55,031)	(365)	(55,396)
Consolidated net income			-	-	-	-	3,228	3,228	(632)	2,596
Appropriation of statutory reserves			-	-	628	-	(628)	-	-	-
Foreign exchange difference			-	-	-	(1,477)	-	(1,477)	(98)	(1,575)
Accretion to redemption value of convertible redeemable preferred shares			-	-	-	-	(976)	(976)	-	(976)

Balance as of December 31, 2016		54,050,000	54	1,124	1,898	(2,626)	(54,706)	(54,256)	(1,095)	(55,351)

The accompanying notes are an integral part of these consolidated financial statements

55

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2015	2016
	US$	US$

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	795	2,596
Adjustments to reconcile net income to net cash generated from (used in) operating activities:
Foreign exchange gain	(855)	(692)
(Gain) loss on disposal of property and equipment	(350)	1
Depreciation of property and equipment	1,371	1,011
Amortization of intangible assets	1,109	2,146
Deferred income tax benefits	(1,044)	(220)
Interest expense	-	352
Changes in the fair value of warrant liabilities	-	12

Changes in operating assets and liabilities, net of the effects of an acquisition:
Restricted cash	211	(383)
Accounts receivable	6,830	(22,189)
Accounts receivable from related parties	(5,866)	5,508
Receivable from MVNO franchisees	(3,295)	(1,024)
Inventories	(4,074)	(6,418)
Deferred cost of revenues	2,469	(497)
Prepaid expenses and other current assets	579	(3,175)
Accounts payable	(742)	15,740
Accrued expenses and other payables	2,100	1,371
Unrecognized tax benefits	645	1,064
Deferred revenue	4,888	(3,351)
Income tax payable	165	682
Deferred government grants	(3,302)	(1,906)

Net cash generated from (used in) operating activities	1,634	(9,372)

The accompanying notes are an integral part of these consolidated financial statements

56

BORQS INTERNATIONAL HOLDING CORP

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2015	2016
	US$	US$
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(798)	(494)
Purchases of intangible assets	(5,175)	(5,230)
Proceeds from disposal of property and equipment	14	1
Loan to a third party	(1,482)	-
Repayments of a loan to a third party	75	457

Net cash used in investing activities	(7,366)	(5,266)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term bank borrowings	-	6,776
Repayments of short-term bank borrowings	(817)	(2,000)
Proceeds from long-term bank borrowings	999	6,000
Repayments of long-term bank borrowings	(47)	(571)
Net cash generated from financing activities	135	10,205

Effect of foreign exchange rate changes on cash and cash equivalents	(34)	256

Net decrease in cash and cash equivalents	(5,631)	(4,177)
Cash and cash equivalents at beginning of year	13,418	7,787

Cash and cash equivalents at end of year	7,787	3,610

The accompanying notes are an integral part of these consolidated financial statements

57

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION

BORQS International Holding Corp (the “Company”) was incorporated under the laws of the Cayman Islands on July 27, 2007. The Company and its consolidated subsidiaries, variable interest entities (the “VIE”) and the VIE’s subsidiaries (collectively referred to the “Group”) are principally engaged in the provision of commercial grade Android+ platform solutions, hardware product sales and MVNO services in the People’s Republic of China (the “PRC”).

(a)	As of December 31, 2016, the details of the Company’s major subsidiaries, Consolidated VIEs and the subsidiaries of the VIE are as follows:

Entity	Date of incorporation/ Acquisition	Place of incorporation	Percentage of direct or indirect ownership by the Company	Principal activities
			Direct
Subsidiaries:
BORQS Hong Kong Limited (“Borqs HK”) (1)	July 19, 2007	Hong Kong	100%	Provision of software and service solutions and hardware products sales
BORQS Beijing Ltd. (“Borqs Beijing”) (1)	September 4, 2007	PRC	100%	Provision of software and service solutions and hardware products sales
BORQS Software Solutions Private Limited (“Borqs India”) (1)	July 17, 2009	India	100%	Provision of software and service solutions

VIE:

Beijing Big Cloud Network Technology Co., Ltd. (“Big Cloud Network”) (1) / (2)	April 18, 2014	PRC	Nil	Holding company

Subsidiaries of the VIE:

Yuantel (Beijing) Investment Management Co., Ltd. (“Yuantel Investment”) (2) / (3)	July 11, 2014	PRC	79%	Holding company
Yuantel (Beijing) Telecommunications Technology Co., Ltd. (“Yuantel Telecom”) (2) / (3)	July 11, 2014	PRC	75.05%	Provision of MVNO services

(1)	Collectively, the “PRC Subsidiaries”.
(2)	Collectively, the “Consolidated VIEs”.
(3)	On July 11, 2014, the Company through Big Cloud Network acquired controlling interest in Yuantel Investment and its subsidiary, (Note 4).

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BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(b)	PRC laws and regulations prohibit foreign ownership in certain telecommunication related businesses. To comply with these foreign ownership restrictions, the Group conducts its businesses in the PRC through the VIE using contractual agreements (the “VIE Agreements”).

The Group funds Big Cloud Network through loans to the two Big Cloud Network’s shareholders, (collectively the “Nominee Shareholders”). The effective control of Big Cloud Network is held by the Group, through a series of contractual agreements between Borqs Beijing and Big Cloud Network whereby Big Cloud Network became a consolidated VIE of the Group. Through the contractual agreements, the Group receives substantially all of the economic benefits of Big Cloud Network.

Big Cloud Network provides MVNO services in China through its 79% owned entity of Yuantel Investment which owns 95% of Yuantel Telecom; therefore Big Cloud Network effective owns 75.05% of Yuantel Telecom which is the entity that operates the business and holds the MVNO license from the Chinese Ministry of Industry and Information Technology.

The following is a summary of the key terms of the latest VIE Agreements:

Loan agreement

Borqs Beijing and the Nominee Shareholders entered into loan agreements for Borqs Beijing to provide interest free loans of RMB50,000 to the Nominee Shareholders, respectively, for the purpose of providing capital to Big Cloud Network to develop its MVNO business. There is no fixed term for the loans.

Power of attorney agreement

The Nominee Shareholders of Big Cloud Network entered into the power of attorney agreement whereby they authorized Borqs Beijing or its designated party to act on behalf of the Nominee Shareholders as exclusive agent and attorney with all respect to all matters concerning the shareholding including but not limited to (1) attend shareholders’ meetings of Big Cloud Network; (2) exercise all the shareholders’ rights, including voting rights; and (3) designate and appoint on behalf of each shareholder the senior management members of Big Cloud Network. The power of attorney remains irrevocable and continuously valid from the date of execution so long as each Nominee Shareholder remains as a shareholder of Big Cloud Network. The power of attorney agreement was subsequently reassigned to the Company.

Exclusive option agreement

Pursuant to the exclusive option agreement entered into between the Nominee Shareholders and Borqs Beijing or its designated party, the Nominee Shareholders granted Borqs Beijing or its designated party, an irrevocable and exclusive right to purchase all or part of the equity interests held by the Nominee Shareholders in Big Cloud Network, to the extent permitted under the PRC laws, at an amount equal to RMB10 or the minimum consideration permitted under the applicable PRC law. The purchase consideration in excess of RMB10 shall be refunded by the Nominee Shareholders to Borqs Beijing or Borqs Beijing may deduct the excess amount upon payment of consideration. The Nominee Shareholders shall not declare dividend or any form of distribution or grant loans in any form without the prior consent of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024 which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

Exclusive technical & support agreement

Pursuant to the agreement entered into between Borqs Beijing and Big Cloud Network, Big Cloud Network engaged Borqs Beijing or its designated party as its exclusive provider of technical, consulting and other services in relation to its major business during the contractual period in return for service fees which will be determined at the sole discretion of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024, which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

59

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

Business cooperation agreement

Pursuant to the business cooperation agreement entered into between Borqs Beijing and Big Cloud Network, Borqs Beijing or its designated party agreed to provide unlimited financial support for the VIE’s daily operating activities through entrusted loans and agree to forgo the right to seek repayment.

Share pledge agreement

Pursuant to the agreement, the Nominee Shareholders pledged all of their equity interests in Big Cloud Network to Borqs Beijing as collateral to guarantee the repayment of the loans and to secure their obligations under the above agreements. The Nominee Shareholders agreed not to transfer or otherwise create any encumbrance on their equity interests in Big Cloud Network without prior consent of Borqs Beijing. The share pledge agreements will remain effective until all the obligations under above agreements have been satisfied in full or all of the guarantee liabilities have been repaid.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between Borqs Beijing’s designee, the Company, and Big Cloud Network through the irrevocable power of attorney agreement, whereby the Nominee Shareholders effectively assigned all of the voting rights underlying their equity interest in Big Cloud Network to the Company. Furthermore, pursuant to the exclusive option agreement and share pledge agreement, the Company, via Borqs Beijing, obtained effective control over Big Cloud Network through the ability to exercise all the rights of Nominee Shareholders and therefore the power to govern the activities that most significantly impact the economic performance of Big Cloud Network. In addition, through the VIE agreements the Company demonstrates its ability and intention to continue the ability to absorb substantially all the expected losses and the majority of the profit of the VIE, and therefore have the rights to the economic benefits of the VIE. Thus, the Company consolidates Big Cloud Network and its subsidiaries through the primary beneficiary, the Company, under ASC 810-10 Consolidation Overall.

In the opinion of the Company’s management and PRC counsel, (i) the ownership structure of the Consolidated VIEs is in compliance with all existing PRC laws and regulations in any material respect, (ii) each of the VIE agreements is valid, legally binding and enforceable to each party of such agreements and will not result in any violation of PRC laws or regulations currently in effect; and (iii) each of the Group’s PRC subsidiaries, VIE and VIE’s subsidiaries have the necessary corporate power and authority to conduct its business as described in its business scope under its business license, which is in full force and effect, and the Group’s business operation in PRC are in compliance with existing PRC laws and regulations.

However, uncertainties in the PRC legal system could cause the relevant regulatory authorities to find the current VIE agreements and businesses to be in violation of any existing or future PRC laws or regulations. If the Company, the primary beneficiary or any of its current or future VIEs are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including levying fines, confiscating the income of the primary beneficiary, and the VIE, revoking the business licenses or operating licenses of the primary beneficiary, and VIE, shutting down the Group’s servers, discontinuing or placing restrictions or onerous conditions on the Group’s operations, requiring the Group to undergo a costly and disruptive restructuring or enforcing actions that could be harmful to the Group’s business. Any of these actions could cause significant disruption to the Group’s business operations and severely damage the Group’s reputation, which would in turn materially and adversely affect the Group’s business and results of operations. In addition, if the imposition of any of these penalties causes the primary beneficiary to lose the rights to direct the activities of VIE or the right to receive its economic benefits, the Company, through the primary beneficiary, would no longer be able to consolidate the VIE.

In addition, if the VIE or the Nominee Shareholders fail to perform their obligations under the VIE Agreements, the Group may have to incur substantial costs and expend resources to enforce the primary beneficiary’ rights under the contracts. The Group may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these VIE Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Group’s ability to enforce these contractual arrangements. Under PRC laws, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Group is unable to enforce these VIE Agreements, the primary beneficiary may not be able to exert effective control over its VIE, and the Group’s ability to conduct its business may be negatively affected.

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BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(c)	VIE disclosures

Consolidated VIEs contributed 27% and 29% of the Group's consolidated revenues for the years ended December 31, 2015 and 2016. As of December 31, 2015 and 2016, the Consolidated VIEs accounted for an aggregate of 40% and 23%, respectively, of the consolidated total assets, and 64% and 41%, respectively, of the consolidated total liabilities.

The Consolidated VIEs mainly operate the MVNO services. The VIE also holds the MVNO license, which is a revenue-producing asset recorded on the Group’s consolidated balance sheets. The Group expects increases in percentage of revenue generated from the Consolidated VIEs compared to the whole Group for the foreseeable future as the Group focuses on strengthening telecommunication platforms to strategically grow the Group’s MVNO business.

The Group believes that there are no assets held in the Consolidated VIEs that can be used only to settle obligations of the Consolidated VIEs, except for registered capital and the PRC statutory reserves. Relevant PRC laws and regulations restrict the Consolidated VIEs from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 18 for disclosure of restricted net assets. As the Consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the Consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of the Consolidated VIEs. There were no pledges or collateralization of the Consolidated VIEs’ assets.

The following tables represent the financial information of the Consolidated VIEs as of December 31, 2015 and 2016 and for the years ended December 31, 2015 and 2016 before eliminating the intercompany balances and transactions between the Consolidated VIEs and other entities within the Group:

	As of December 31,
	2015	2016
	US$	US$

ASSETS
Current assets:
Cash and cash equivalents	2,455	414
Restricted cash	770	1,153
Accounts receivable	70	129
Receivable from MVNO franchisees	3,295	4,319
Inventories	145	67
Prepaid expenses and other current assets	347	926
Prepayment to WFOE	454	-

Total current assets	7,536	7,008

Non-current assets:
Property and equipment, net	876	987
Intangible assets, net	10,879	8,609
Goodwill	741	693
Deferred tax assets	1,074	1,054
Other non-current assets	196	58

Total non-current assets	13,766	11,401

Total assets	21,302	18,409

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BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(c)	VIE disclosures (Continued)

	As of December 31,
	2015	2016
	US$	US$
Current liabilities:
Accounts payable	3,747	4,598
Accrued expenses and other payables	1,882	2,778
Deferred revenue	11,425	9,134
Short-term bank borrowings	-	721
Intercompany payables	6,969	7,923
Total current liabilities	24,023	25,154

Non-current liabilities
Deferred tax liabilities	1,779	1,539

Total non-current liabilities	1,779	1,539

Total liabilities	25,802	26,693

	For the Year Ended December 31,
	2015	2016
	US$	US$
Net revenues	19,957	35,138
Net loss	(5,029)	(3,381)

	For the Year Ended December 31,
	2015	2016
	US$	US$
Net cash provided by (used in) operating activities	2,413	(2,128)
Net cash used in investing activities	(1,622)	(634)
Net cash (used in) provided by financing activities	(770)	721
Net increase (decrease) in cash and cash equivalents	21	(2,041)

62

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b)	Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and Consolidated VIEs, for which, the Company is the primary beneficiary. All significant inter-company transactions and balances between the Company, its subsidiaries and the Consolidated VIEs are eliminated upon consolidation. Results of acquired subsidiaries and its Consolidated VIEs are consolidated from the date on which control is transferred to the Company.

(c)	Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Areas where management uses subjective judgment include, but are not limited to, estimating the useful lives of long-lived assets and intangible assets, assessing the initial valuation of the assets acquired and liabilities assumed in a business combination and the subsequent impairment assessment of long-lived assets, intangible assets and goodwill, determining the provisions for accounts receivable and inventories, accounting for deferred income taxes and uncertain tax benefits, valuation for share-based compensation arrangements, warrants for Series D convertible redeemable preferred shares and convertible redeemable preferred shares. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

(d)	Foreign currency

The functional currency of the Company and its non-PRC subsidiaries, excluding Borqs India, is the United States dollar. The functional currency of Borqs India is Rupee, whereas the functional currency of the Company’s PRC subsidiaries and its Consolidated VIEs is the Chinese Renminbi (“RMB”) as determined based on the criteria of ASC 830, Foreign Currency Matters. The Company uses the US$ as its reporting currency. Transactions denominated in foreign currencies are re-measured into the functional currency at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are re-measured at the balance sheet date exchange rate. Exchange gains and losses are included in foreign exchange gains and losses in the consolidated statements of operations.

Assets and liabilities of the Company’s PRC subsidiaries are translated into US$ at fiscal year-end exchange rates. Equity amounts are translated at historical exchange rates. Income and expense items are translated at average exchange rates prevailing during the fiscal year. Translation adjustments arising from translation of foreign currency financial statements are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income (loss) in the consolidated statements of comprehensive income (loss).

(e)	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and bank deposits which are unrestricted as to withdrawal and use. All highly liquid investments with a stated maturity of 90 days or less from the date of purchase are classified as cash equivalents.

(f)	Restricted cash

Restricted cash mainly represents short-term deposits with China United Network Communications Group Co., Ltd. (“China Unicom”) as guarantee for minimum purchase requirements, and therefore are not available for the Group’s use until the end of contract period with China Unicom.

63

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(g)	Accounts receivable

Accounts receivable are carried at net realizable value. An allowance of doubtful accounts is recorded in the period when the collection of full amount is no longer probable. The Group reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Group considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends. As of December 31, 2015 and 2016, the Group evaluated and wrote off the doubtful accounts as they were determined to be uncollectible. Thus, there was no allowance for doubtful accounts outstanding.

(h)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Adjustments to reduce the cost of inventories to its net market value are made, if required, for decreases in sales prices, obsolescence or similar reductions in the estimated net realizable value. Inventories provision of US$1,109 and US$1, 038 was recorded as of December 31, 2015 and 2016, respectively.

(i)	Property and equipment

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets, as follows:

Category	Estimated useful life

Computer and network equipment	3-5 years
Office equipment	5 years
Motor vehicles	5 years
Leasehold improvements	Over the shorter of lease term or the estimated useful lives of the assets

Repair and maintenance costs are charged to expense as incurred, whereas the costs of betterments that extend the useful life of property and equipment are capitalized as additions to the related assets. Retirements, sale and disposals of assets are recorded by removing the cost and accumulated depreciation with any resulting gain or loss reflected in the consolidated statements of operations.

Property and equipment that are purchased or constructed which require a period of time before the assets are ready for their intended use are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including installation costs. Construction-in-progress is transferred to specific property and equipment accounts and commences depreciation when these assets are ready for their intended use.

(j)	Intangible assets

Intangible assets are carried at cost less accumulated amortization and any recorded impairment. Intangible assets acquired in a business combination are recognized initially at fair value at the date of acquisition. Intangible assets with finite useful lives are amortized using a straight-line method. These amortization methods reflect the estimated pattern in which the economic benefits of the respective intangible assets are to be consumed.

Development costs of software to be sold, leased, or otherwise marketed are subject to capitalization beginning when technological feasibility is reached, in accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed.

Intangible assets have weighted average useful lives from the date of purchase as follow:

Purchased software	6.7 years
MVNO license (Note 4)	10 years
Capitalized software development costs	3 years

64

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(k)	Business combination

The Group acquired Yuantel in July 2014 and accounted for the acquisition pursuant to ASC 805, Business Combinations (“ASC 805”), which requires the Group to recognize separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of the acquisition date fair value of consideration transferred and the contingent considerations plus the acquisition date fair value of the noncontrolling interests, if any, over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. In cases where the Group acquires less than 100% ownership interest, it will derive the fair value of the acquired business as a whole, which will typically include a control premium and subtract the consideration transferred for the controlling interest to identify the fair value of the noncontrolling interest.

In connection with this acquisition, the Group determines the estimated fair value of acquired identifiable intangible and tangible assets as well as assumed liabilities with the assistance of an independent third party valuation firm. The Group derives estimates of the fair value of assets acquired and liabilities assumed using reasonable assumptions based on historical experiences and on the information obtained from management of the acquired companies. Critical estimates in valuing certain of the acquired intangible assets required to but were not limited to the following: deriving estimates of future expected cash flows from the acquired business and the determination of an appropriate discount rate. Unanticipated events may occur which may affect the accuracy or validity of such assumptions or estimates.

In case where the Group acquired the remaining interest in a subsidiary once it has obtained control, such transaction is accounted for as an equity transaction where the difference between the fair value of the purchase consideration and the carrying amount of the noncontrolling interests is recorded in additional paid-in capital.

(l)	Goodwill

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the liabilities assumed of an acquired business. The Group’s goodwill as of December 31, 2015 and 2016 was related to its acquisition of Yuantel Investment, (Note 4). In accordance with ASC 350, Goodwill and Other Intangible Assets (“ASC 350”), recorded goodwill amounts are not amortized, but rather are tested for impairment annually or more frequently if there are indicators of impairment present.

The performance of the impairment test in accordance to ASC 350 involves a two-step process. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value is primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the reporting unit’s carrying value exceeds its fair value, goodwill may be impaired. If this occurs, the Group performs the second step of the goodwill impairment test to determine the amount of impairment loss.

The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit’s goodwill. If the implied goodwill fair value is less than its carrying value, the difference is recognized an impairment loss.

In accordance with ASC 350, the Group assigned and assessed goodwill for impairment at the reporting unit level. A reporting unit is an operating segment or one level below the operating segment. The Company has determined that it has two operating segments as its reporting units, namely Yuantel and Connected Solution. Goodwill is recorded at the Yuantel reporting unit.

65

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(m)	Impairment of long-lived assets

The Group evaluates its long-lived assets or asset group, including intangible assets with indefinite and finite lives, for impairment. Intangible assets with indefinite lives that are not subject to amortization are tested for impairment at least annually or more frequently if events or changes in circumstances indicate that the assets might be impaired in accordance with ASC 350. Such impairment test compares the fair values of assets with their carrying values with an impairment loss recognized when the carrying values exceed fair values.

For long-lived assets and intangible assets with finite lives that are subject to depreciation and amortization are tested for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount of an asset or a Group of long-lived assets may not be recoverable. When these events occur, the Group evaluates impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the excess of the carrying amount of the asset group over its fair value.

(n)	Fair value of financial instruments

The Group’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, accounts receivable from related parties, receivable from MVNO franchisees, short-term and long-term bank borrowings, warrants for Series D convertible redeemable preferred shares and convertible redeemable preferred shares. Other than the long-term bank borrowings, warrants for Series D convertible redeemable preferred shares and convertible redeemable preferred shares, the carrying values of these financial instruments approximate their fair values due to their short-term maturities.

The Group applies ASC 820, Fair Value Measurements and Disclosures, (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

During the year ended December 31, 2015 there is no financial instrument measured at fair value. The warrants for Series D convertible redeemable preferred shares was fair valued as of December 31, 2016. The carrying amounts of long-term bank borrowings approximate their fair values since they bear interest rates which approximate market interest rates. The convertible redeemable preferred shares are initially recognized at its fair value.

66

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(o)	Revenue recognition

The Group is mainly engaged in the business of providing 1) Android+ platform solutions and services, 2) hardware product sales, and 3) MVNO services. The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed and determinable, and collectability is reasonably assured.

1.	Android+ platform solutions and services

Android+ platform solutions

The Group provides customized Android+ software platform solutions that are developed to maximize the commercial grade quality or performance of open source Android+ software for integration with particular chipsets. The Group also provides customized Android+ service platform solutions that are end to end software developed for mobile operators to allow data synchronization between their platform and mobile devices. The Group charges its customers, mainly including mobile device manufacturers and mobile operators, fixed fees for project-based software contracts, as well as per chip or per mobile device royalty fees.

The project-based software contracts are generally considered multiple element arrangements as they consist of perpetual software licenses, software development services such as customization, modification, implementation and integration, and post-contract customer support (“PCS”) where customers have the right to receive bug fixes, telephone support and unspecified upgrades on a when-and-if available basis. Pursuant to ASC 985-605, Revenue Recognition: Software (“ASC 985-605”), given the project-based software contracts require significant customization that are generally completed within one year from the contract dates, the Group accounts for the entire software contracts in conformity with the relevant guidance in ASC 605-35, Revenue Recognition: Contract Accounting, applying the completed contract method.

As the Group was unable to establish vendor specific objective evidence of the fair value of PCS and PCS is the only undelivered element upon completion of software projects, the entire software project fixed fees are recognized ratably over the PCS service period. PCS service periods are generally 12 months, with ranges from six months to three years, and commences upon completion of customer acceptance of the completed software projects. Costs incurred to complete the software projects are deferred to match revenue recognition.

Where the Group is entitled to receive on going usage based royalties determined based on the chip or mobile device sales, the usage-based royalties are recognized according to the customers’ usage reports, generally on a quarterly basis.

Service contracts

The Group provides research and development services to certain customers for their mobile-computing related development projects where fees are charged on a time and material basis and the Group is not responsible for the outcome of such development projects. The revenue is recognized proportionately as the services are delivered and is included as software revenues on the consolidated statement of operations.

2.	Hardware product sales

The Group provides total solutions on original design manufacturer (“ODM”) basis to customers of mobile devices. Revenue is recognized when sale of each final hardware product to the customers are delivered. Warranty is provided to all customers, which is not considered an additional service; rather, an integral part of the product sales. ASC 450, Contingencies, specifically addresses the accounting for standard warranties. The Group believes that accounting for its standard warranty pursuant to ASC 450 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated. The Group has determined the likelihood of claims arising from warranties to be remote based on strong quality control procedures in the production process and historical experience with regard to claims being made by customers. The basis for the warranty accrual will be reviewed periodically based on actual experience. The Group does not sell extended warranty coverage.

67

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(o)	Revenue recognition (Continued)

3.	MVNO

On July 11, 2014, the Group, through the VIE, acquired and obtained control of Yuantel Investment, which mainly operates the MVNO business, (Note 4). The license to operate such MVNO business is issued by the Chinese Ministry of Industry and Information Technology and the core mobile network is provided by the PRC government owned China Unicom. Yuantel Investment receives wholesale rates for mobile voice and data services from China Unicom and repackages the voice and data services into competitive bundles for Chinese consumers.

In accordance with ASC 605-45, Revenue Recognition; Principal agent consideration, the Group is the principal in providing the bundled voice and data services to Chinese consumers, thus revenue is recognized on a gross basis. As sales of bundled services are mostly pre-paid by the consumers, cash received in advance of voice and data consumption are recognized as deferred revenue. Revenue is recognized when the services are actually used. Pre-paid bundled services do not expire.

Sales of the bundles are mostly made through agents and franchisees. Bundled services sold to agents are discounted and not refundable to the Group. The Group accounts for such discounts as reductions of revenue in accordance with ASC 605-50 (“ASC 605-50”) Customer Payments and Incentives.

The Group enters into profit sharing arrangements with franchisees under which bundled services may be returned to the Group if not sold to the consumers. The franchisees receive certain percentages of profits made by the Group on the sales of the bundled services as they are used by the consumers. The Group accounts for profit sharing with franchisees as selling expenses in the consolidated statements of operations. Pursuant to the Company’s policy, the amount of discounts that may be provided by the franchisees to consumers is capped at 5%, based on which, the Group recognized the maximum amount of discounts that may be provided by the franchisees as reductions of revenue in accordance with ASC 605-50.

68

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(p)	Cost of revenues

Cost of revenues consists primarily of telecommunication costs, depreciation of long-lived assets, amortization of acquired intangible asset, payroll and other related costs of operations. Deferred cost of revenues was US$1,161 and US$1,658 for the years ended December 31, 2015 and 2016.

(q)	Advertising expenditures

Advertising expenditures are expensed as incurred and are included in sales and marketing expenses, which amounted to US$46 and US$78 for the years ended December 31, 2015 and 2016, respectively.

(r)	Research and development expenses

Research and development expenses include payroll, employee benefits, and other headcount-related expenses associated with research and platform development. Research and development expenses also include rent, depreciation and other related expenses. Research and development expenses are expensed as incurred.

(s)	Government grants

Government grants are provided by the relevant PRC municipal government authorities to subsidize the cost of certain technology development projects. The amount of such government grants are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government grants in the future. Government grants are recognized when it is probable that the Group will comply with the conditions attached to them, and the grants are received. When the grant relates to an expense item, it is recognized in the consolidated statement of operations over the period necessary to match the grant on a systematic basis to the costs that it is intended to compensate, as a reduction of the related operating expense. When the grant relates to an asset, it is recognized as deferred government grants and released to the consolidated statement of operations in equal amounts over the expected useful life of the related asset, when operational, as a reduction of the related depreciation expense.

(t)	Leases

Leases are classified at the inception date as either a capital lease or an operating lease. The Group did not enter into any leases whereby it is the lessor for any of the periods presented. As the lessee, a lease is a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life, or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. The Group did not enter into any capital leases for the years ended December 31, 2015 and 2016.

All other leases are accounted for as operating leases wherein rental payments are expensed on a straight-line basis over the periods of their respective lease terms. The Group leases office space under operating lease agreements. Certain lease agreements contain rent holidays and escalating rent. Rent holidays and escalating rent are considered in determining the straight-line rent expense to be recorded over the lease term. The lease term begins on the date of initial possession of the lease property for purposes of recognizing lease expense on a straight-line basis over the term of the lease.

69

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(u)	Income taxes

The Group accounts for income taxes using the liability method. Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Group records a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group applies ASC 740, Accounting for Income Taxes, (“ASC 740”), to account for uncertainty in income taxes. ASC 740 prescribes a recognition threshold a tax position is required to meet before being recognized in the financial statements.

The Group has elected to classify interest related to unrecognized tax benefits, if and when required, as part of “income tax expense” in the consolidated statements of operations.

The Group elected to early adopt ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. Thus, all the deferred income tax assets and liabilities are classified as noncurrent in the consolidated balance sheet statement of financial position.

(v)	Share-based compensation

The Group accounts for share-based compensation in accordance with ASC 718, Compensation-Stock Compensation: Overall, (“ASC 718”).

In accordance with ASC 718, the Group determines whether an award should be classified and accounted for as a liability award or equity award. All grants of share-based awards to employees classified as equity awards are measured based on their grant date fair values and recognized as compensation expense over the requisite service period and/or performance period in the consolidated statements of operations.

The Group recognizes compensation expense using the accelerated method for share-based awards granted with service and performance conditions. According to ASC 718, the amount of compensation cost recognized (or attributed) when achievement of a performance condition is probable depends on the relative satisfaction of the performance condition based on performance to date. According to ASC 718, probable means the future event or events are likely to occur and the Group interprets “probable” to be generally in excess of a 70% likelihood of occurrence.

The Group elected to early adopt ASU No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvement to Employee Share-based Payment Accounting to account for forfeitures as they occur.

70

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(w)	Comprehensive (loss )income

Comprehensive (loss) income is defined as the increase (decrease) in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Accumulated other comprehensive (loss) income of the Group includes foreign currency translation adjustments related to the Company and its PRC subsidiaries, whose functional currency is RMB.

(x)	Segment reporting

In accordance with ASC 280 “Segment Reporting” (“ASC 280”), the Group has two operating segments, namely Yuantel and Connected Solution as the Group’s chief executive officer, who has been identified as the Group’s chief operating decision maker (“CODM”) reviews the operating results of the two difference service lines in order to allocate resources and assess performance for the Group.

(y)	Employee benefits

The full-time employees of the Group’s PRC subsidiaries are entitled to staff welfare benefits including medical care, housing fund, pension benefits and unemployment insurance, which are governmental mandated defined contribution plans. These entities are required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans out of the amounts accrued.

(z)	Comparatives

Certain items reported in the prior year’s consolidated financial statements have been reclassified to conform to the current year’s presentation.

(aa)	Recent accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605, Revenue Recognition and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is originally effective for the annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. ASU No. 2015-14, Revenue from Contracts with Customers, (“ASU 2015-14”), deferred the effective date of ASU 2014-09 by one year. As a result, ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2017 and interim periods therein. Early adoption is permitted to the original effective date. Management developed an adoption plan based on which the Company is in the process of evaluating the effects of adopting new revenue standard, including the selection of the adoption method, the identification of differences, if any, from the application of current revenue recognition standard and the impact of such differences, if any, on its consolidated financial statements.

In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory, (“ASU 2015-11”). The guidance simplifies the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. Entities will continue to apply their existing impairment models to inventories that are accounted for using last-in first-out (LIFO) and the retail inventory method (RIM). For public business entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. Early adoption is permitted, and the guidance must be applied prospectively after the date of adoption. The Group is currently evaluating the impact of the adoption of ASU 2015-11 on its consolidated financial statements.

71

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(aa)	Recent accounting pronouncements(Continued)

In February 2016, the FASB issued ASU No. 2016-02, Leases, (“ASU 2016-02”). ASU 2016-02 specifies the accounting for leases. For operating leases, ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its balance sheet. The standard also requires a lessee to recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, on a generally straight-line basis. ASU 2016-02 is effective for public companies for annual reporting periods and interim periods within those years beginning after December 15, 2018. Early adoption is permitted. The Group is currently evaluating the impact of adopting ASU 2016-02 on its consolidated financial statements.

In March 2015, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), (“ASU 2016-08”) which clarifies the implementation guidance on principal versus agent considerations. The guidance includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customers. This guidance will be effective for the company in the first quarter of 2018, with the option to adopt it in the first quarter of 2017. The Group is still evaluating the effect if any, that this guidance will have on its consolidated financial statements.

In June 2016, the FASB issued ASU No. 2016-13 (“ASU 2016-13”), Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 changes the impairment model for most financial assets and certain other instruments. The standard will replace “incurred loss” approach with an “expected loss” model for instruments measured at amortized cost. For available-for-sale debt securities, entities will be required to record allowances rather than reduce the carrying amount, as they do today under the other-than-temporary impairment model. The standard is effective for public business entities for annual periods beginning after December 15, 2019, and interim periods therein. Early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments which addresses eight specific cash flow issues: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (COLIs) (including bank-owned life insurance policies (BOLIs)); distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In January 2017, FASB has issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, clarifying the definition of a business. The ASU affects all companies and other reporting organizations that must determine whether they have acquired or sold a business. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The ASU is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In January 2017, the FASB issued Accounting Standards Update No. 2017-04 (“ASU 2017-04”), Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. ASU 2017-04 eliminates the requirement to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. This standard is effective for public business entities in the first quarter of 2020. Early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

72

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

3.	CONCENTRATION OF RISKS

(a)	Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and restricted cash, accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees. As of December 31, 2015 and 2016, the aggregate amount of cash and cash equivalents and restricted cash of US$6,634 and US$2,563, respectively, were held at major financial institutions located in the PRC, and US$1,923 and US$2,200, respectively, were deposited with major financial institutions located outside the PRC. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions. Historically, deposits in Chinese banks are secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Company has deposits has increased. In the event of bankruptcy of one of the banks which holds the Company’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws.

Accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees are both typically unsecured, and are derived from revenues earned from customers. The risk is mitigated by credit evaluations the Group performs on its ongoing credit evaluations of its customers’ financial conditions and ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses and these losses have generally been within expectations.

(b)	Business supplier, customer, and economic risk

The Group participates in a dynamic and competitive high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures due to new entrants; advances and new trends in new technology; control of telecommunication infrastructures by local regulators and industry standards; strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

(i) Business supplier risk – The Group’s MVNO operations are dependent upon telecommunication resources provided by China Unicom. There is no guarantee that the supply of telecommunication resources provided by China Unicom will be renewed annually. Further, there is no guarantee around the continuance of the MVNO license granted by the PRC government Ministry of Industry and Information Technology which may be amended or discontinued in light of changes to political, economic and social reforms.

(ii) Customer risk – The success of the Group’s business going forward will rely in part on Group’s ability to continue to obtain and expand business from existing customers while also attracting new customers. The Group has a diversified base of customers covering its services and the revenue from the largest single customer A accounted for 9% and from the largest single customer B accounted for 23% of the Group’s total net revenues for the two years ended December 31, 2015 and 2016, respectively, and the accounts receivable from the largest single customer A accounted for 50% and from the largest single customer B 25% of the Group’s total accounts receivable and accounts receivable from related parties for the years ended December 31, 2015 and 2016, respectively.

(iii) Economic risk – The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

(c)	Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The appreciation of the US$ against RMB was approximately 6.1% and 6.8% in the years ended December 31, 2015 and 2016, respectively. The appreciation of the US$ against Rupee was approximately 4.7% and 3.3% in the years ended December 31, 2015 and 2016, respectively.

73

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

4.	BUSINESS ACQUISITION

On July 11, 2014, Big Cloud Network, the VIE of the Company, acquired the controlling interest represented by 79% of the equity interest in Yuantel Investment, for an aggregate purchase price of US$7,354. Of the aggregate US$3,677 purchase price, was injected into Yuantel Investment in 2014 and 2015, respectively.

The Company entered into a new business, MVNO business in the PRC as a result of the acquisition.

The following table summarizes the fair values of the assets acquired and liabilities assumed and the noncontrolling interest at the date of acquisition on July 11, 2014.

US$

Current assets	7,976
Other non-current assets	182
Property and equipment, net	121
Purchased software	50
MVNO license	9,560
Deferred tax assets, non-current	165

Total identifiable assets acquired	18,054

Short-term borrowings	(817)
Accounts payable	(620)
Deferred revenue-current	(5,669)
Other current liabilities	(648)
Deferred tax liability, non-current	(2,103)

Total liabilities assumed	(9,857)

Net identifiable assets acquired	8,197

NCI measured at fair value	1,629
Goodwill	786
Purchase consideration (i)	7,354

(i) US$ 3,677 cash consideration was paid in 2014

74

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

4.	BUSINESS ACQUISITIONS (CONTINUED)

The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and noncontrolling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The US$9,560 of acquired intangible asset is the MVNO license with an estimated useful life of ten years. The Group performed the valuation of the MVNO license with the assistance of an independent third party valuation firm. The fair value of the license was determined based on the income approach, using assumptions including discount rate of 20.5% considering risk inherent in the existing MVNO business model and industry comparisons. Terminal value is based on the expected life of asset of ten years, and forecasted cash flows over that period. The ten-year cash flow projection was derived taking into consideration of actual operating results and management best estimates about future developments as well as certain industry and regulatory expectations.

The goodwill recognized is attributable primarily to anticipated future growth within the Company’s MVNO business. None of the goodwill is expected to be deductible for income tax purposes. For the years ended December 31, 2015 and 2016, there were no changes in the recognized amounts of goodwill.

The fair value of the 21% noncontrolling interest was estimated to be US$1,629. The fair value of the noncontrolling interest was estimated by deriving the fair value of the acquired business including a control premium as a whole and then subtracting the considerations transferred. The fair value of the acquired business was estimated using the income approach. As Yuantel Investment is a private entity, the fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820 Fair value measurement. The fair value estimates are based on a discount rate of 20.5%, long-term sustainable growth rate of 3%, financial multiples of companies in the same industry and adjustment for the lack of marketability that market participants would consider when estimating the fair value of the Yuantel Investment.

5.	INVENTORIES

Inventories consisted of the following as of December 31, 2015 and 2016:

	As of December 31,
	2015	2016
	US$	US$

Raw materials	4,004	5,406
Goods in transit	291	7,164
Work in process	1,307	1,023
Finished goods	1,771	127

Less: Provision	(1,109)	(1,038)

Inventories, net	6,264	12,682

75

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

6.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2015	2016
	US$	US$

Staff advances	253	293
Receivable from OEM	-	3,739
Rental and other deposits	823	1,048
VAT recoverable	1,676	963
Loan to a third party	473	519
Others	-	37

	3,225	6,599

7.	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of December 31,
	2015	2016
	US$	US$
At cost:
Leasehold improvements	894	837
Computer and network equipment	5,800	5,801
Office equipment	784	763
Motor vehicles	171	220
	7,649	7,621
Less: accumulated depreciation	(5,399)	(6,133)

	2,250	1,488

Depreciation expense was US$1,371 and US$1,011 for the years ended December 31, 2015 and 2016, respectively, and were included in the following captions:

	For the year ended December 31,
	2015	2016
	US$	US$

Cost of revenues	472	347
Sales and marketing expenses	54	15
General and administrative expenses	144	277
Research and development expenses	701	372

	1,371	1,011

76

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

8.	INTANGIBLE ASSETS, NET

The following table presents the Group’s intangible assets as of the respective balance sheet dates:

	Software	Capitalized software development costs	MVNO License (Note 4)	Total
	US$	US$	US$	US$

Balance as of January 1, 2015	671	-	9,082	9,753
Additions	1,871	3,304	-	5,175
Amortization expense	(170)	(38)	(901)	(1,109)
Foreign currency translation difference	(35)	-	(522)	(557)

Balance as of December 31, 2015	2,337	3,266	7,659	13,262
Additions	315	4,915	-	5,230
Amortization expense	(205)	(1,098)	(843)	(2,146)
Foreign currency translation difference	(153)	(209)	(486)	(848)

Balance as of December 31, 2016	2,294	6,874	6,330	15,498

The intangible assets are amortized using the straight-line method, which is the Group’s best estimate of how these assets will be economically consumed over their respective estimated useful lives of 3-10 years.

Amortization expense was approximately US$1,109 and US$2,146 for the years ended December 31, 2015 and 2016, respectively.

The annual estimated amortization expenses for the intangible assets for each of the next five years are as follows:

US$

2017	3,731
2018	3,669
2019	2,597
2020	2,597
2021	1,025

13,619

9.	GOODWILL

The changes in the carrying amount of goodwill were as follows:

	As of December 31,
	2015	2016
	US$	US$

Balance as of January 1	786	741
Foreign currency translation difference	(45)	(48)

Balance as of December 31	741	693

No impairment charge was recorded in any of the two years ended December 31, 2015 and 2016.

77

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

10.	BANK BORROWINGS

Bank borrowings are as follows as of the respective balance sheet dates:

	As of December 31,
	2015	2016
	US$	US$

Short-term bank borrowings	2,000	6,306
Long-term bank borrowings, current portion	571	1,381
	2,571	7,687

Long-term bank borrowings, non-current portion	381	4,491

Total borrowings	2,952	12,178

The short-term bank borrowings outstanding as of December 31, 2015 and 2016 bore a weighted average interest rate of 7.03% and 6.89% per annum, respectively, and were denominated in RMB & US$. These borrowings were obtained from financial institutions and have terms of three months to one year. The long-term bank borrowings (including current portion) outstanding as of December 31, 2016 bore a weighted average interest rate of 7.95%, and were denominated in US$. These borrowings were obtained from financial institutions located in Hong Kong and US, and have terms of 2 to 3 years.

Bank borrowings as of December 31, 2016 were pledged by the account receivable amounted to US$36,192.

In August 2016, the Company issued 2,515,123 and 1,900,800 warrants (“2016 Warrants”) to two banks in connection with a short term loan facility of $2,000,000 and a long term loan facility of $6,000,000 respectively, for working capital purpose. The 2016 Warrants entitle the banks to subscribe for Series D Preference Shares at the exercise price of $0.5059. The 2016 Warrants shall lapse and expire after 5 and 7 years from their issuance dates, respectively.

As the 2016 Warrants were granted to the banks for loan facilities (Note 10), their fair value on the issuance date were recognized as deferred borrowing costs presented as deductions of the carrying value of the term loans. The deferred borrowing costs are recognized over the life of the term loans as financing cost, using the effective interest rate method. As the 2016 Warrants are convertible into Series D Preference Shares classified as mezzanine equity, the 2016 Warrants are financial liabilities in accordance with ASC 480, Distinguishing Liabilities from Equity that are remeasured at the end of each reporting period with an adjustment for fair value through earnings.

11.	ACCRUED EXPENSES AND OTHER PAYABLES

The components of accrued expenses and other payables are as follows:

	As of December 31,
	2015	2016
	US$	US$

Payroll and welfare payable	2,811	3,235
Accrued liability	900	50
VAT, business and other taxes payable	343	831
Payables for office supply and utility	419	743
Payables for purchase of property and equipment	462	432
Professional service fees	228	-
Deposits from agents	1,068	2,315
Others	32	28
	6,263	7,634

78

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

12.	DEFERRED GOVERNMENT GRANTS

The government grants received are required to be used in the construction of property and equipment. These grants are initially deferred and subsequently recognized in the statement of operations when the Group has complied with the conditions or performance obligations attached to the related government grants, if any, and the grants are no longer refundable. Grants that subsidize the construction cost of property and equipment are amortized over the life of the related assets as a non-operating income.

	For the year ended December 31,
	2015	2016
	US$	US$

Balance at beginning of the year	7,316	4,014
Recognized as other operating income	(2,880)	(1,650)
Foreign currency translation difference	(422)	(256)
Balance at end of the year	4,014	2,108

13.	ACCUMULATED OTHER COMPREHENSIVE LOSS

The changes in accumulated other comprehensive loss, net of tax of nil, are as follows:

	Foreign currency translation	Total
	US$	US$
Balance as of January 1, 2015	139	139
Current year other comprehensive loss	(1,288)	(1,288)
Balance as of December 31, 2015	(1,149)	(1,149)
Current year other comprehensive loss	(1,477)	(1,477)
Balance as of December 31, 2016	(2,626)	(2,626)

14.	MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN

As stipulated by the regulations of the PRC, full-time employees of the Group in the PRC participate in a government-mandated multiemployer defined contribution plan organized by municipal and provincial governments. Under the plan, certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Group is required to make contributions to the plan based on certain percentages of employees’ salaries. The total expenses the Group incurred for the plan were US$2,238 and US$2,362, respectively, for the years ended December 31, 2015 and 2016.

79

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.	SHARE BASED COMPENSATION

(a)	Share-based awards under the 2007 Plan

In order to provide additional incentives to employees and to promote the success of the Company’s business, the Company adopted a share incentive plan in (the “2007 Plan”) December 2007, which was last amended in February 2011. The 2007 Plan allows the Company to grant options to employees, directors, consultants or members of the board of directors of the Group. Under the 2007 Plan, the maximum aggregate number of shares that may be issued shall not exceed 38,700,000. The terms of the options shall not exceed ten years from the date of grant. 25% of the shares subject to the options shall vest on the first anniversary of the vesting commencement date, and 1/48 of the shares subject to the options shall vest each month thereafter over the next three years, provided the optionee continues to be a service provider to the Company. Thus, there is an explicit service condition of 4 years. In addition, the options contain a performance condition whereby vesting will commence upon the earlier to occur of an initial public offering or a change in control as defined in the 2007 Plan, provided there is continued employment of the optionees on such date.

In the years ended December 31, 2015 and 2016, the Company granted 6,525,190 and 610,000 shares of options, respectively, to purchase ordinary shares to employees, officers, and directors with the exercise price of $0.459 and $0.56 per share.

The following table summarizes the Company’s option activities under the 2007 Plan:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		(US$)	(Years)	(US$)

Outstanding, January 1, 2015	29,554,630	0.27	6.88	308
Granted	6,525,190	0.46
Forfeited	(4,042,580)	0.36

Outstanding, December 31, 2015	32,037,240	0.30	4.97	308

Vested and expect to vest at December 31, 2015	32,037,240	0.30	4.97	308

Outstanding, January 1, 2016	32,037,240	0.30	4.97	308
Granted	610,000	0.56
Forfeited	(5,190,297)	0.34

Outstanding, December 31, 2016	27,456,943	0.30	5.26	308

Vested and expect to vest at December 31, 2016	27,456,943	0.30	5.26	308

As of December 31, 2016, no options were vested and exercisable given the performance condition in place described above. Historically, compensation cost related to performance options that only vest upon the consummation of an initial public offering or change in control event was recognized when the offering or change in control event was consummated. Accordingly, the Group has not recognized any compensation cost to date.

80

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.	SHARE BASED COMPENSATION (CONTINUED)

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the fair value of the underlying stock at each reporting date, for those awards that have an exercise price below the estimated fair value of the Company’s shares.

As of December 31, 2015 and 2016, the Company had options outstanding to purchase an aggregate of 5,500,000 shares and 5,500,000 shares with an exercise price below the fair value of the Company’s shares, resulting in an aggregate intrinsic value of US$308 and US$308, respectively.

The Company calculated the estimated fair value of the options on the respective grant dates using the binomial-lattice option valuation model with the following assumptions for each applicable period which takes into account variables such as volatility, dividend yield, and risk-free interest rate, contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, and the probability of termination or retirement of the option holder in computing the value of the option.

	Year 2015	Year 2016

Risk-free interest rates	1.95%-2.28%	1.58%-2.60%
Expected life (years)	10 years	10 years
Expected volatility	40%-45%	45%-46%
Expected dividend yield	0%	0%
Exercise multiple	2.20	2.20
Post-vesting forfeit rate	10%	10%
Fair value of underlying ordinary shares	US$0.158-US$0.231	US$0.615-US$0.697
Fair value of share option	US$0.026-US$0.096	US$0.309-US$0.315

81

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	TAXATION

Enterprise income tax (“EIT”)

Cayman Islands

The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and VIEs in the PRC, India and Hong Kong. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains.

Hong Kong

BORQS HK is subject to Hong Kong profits tax rate of 16.5% for the years ended December 31, 2015 and 2016. No provision for BORQS HKD profits tax has been made in the consolidated financial statements as the entity had losses in the years ended December 31, 2015 and 2016.

India

BORQS INDIA is subject to income tax rate of 32.45% for the years ended December 31, 2015 and 2016. Amounts of US$1,158 and US$1,684 are included as current income tax expense for the years ended December 31, 2015 and 2016, respectively.

The PRC

The Company’s PRC subsidiaries are incorporated in the PRC and subject to PRC EIT on the taxable income in accordance with the relevant PRC income tax laws.

Effective January 1, 2008, the statutory corporate income tax rate is 25%, except for certain entities eligible for preferential tax rates.

BORQS Beijing was qualified for a High and New Technology Enterprises (“HNTE”) since 2012 and is eligible for a 15% preferential tax rate from 2012 to 2014. In July 2015, BORQS Beijing obtained a new HNTE certificate, which will expire in July 2018. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2015 and 2016, BORQS Beijing enjoyed a preferential tax rate of 15%.

Yuantel Telecom was qualified for a High and New Technology Enterprises (“HNTE”) since 2011 and is eligible for a 15% preferential tax rate from 2011 to 2013. In October 2014, Yuantel Telecom obtained a new HNTE certificate, which will expire in October 2017. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2015 and 2016, Yuantel Telecom enjoyed a preferential tax rate of 15%.

The Company’s other PRC subsidiaries were subject to EIT at a rate of 25% for the years ended December 31, 2015 and 2016.

The New EIT Law also provides that enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC are considered PRC tax resident enterprises and subject to PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. As of December 31, 2016, no detailed interpretation or guidance has been issued to define “place of effective management”. Furthermore, as of December 31, 2016, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company is deemed as a PRC tax resident, it would be subject to PRC tax under the New CIT Law. The Company will continue to monitor changes in the interpretation or guidance of this law.

82

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	TAXATION (CONTINUED)

Profit before income taxes consists of:

	For the year ended December 31,
	2015	2016
	US$	US$

Non-PRC	3,241	2,777
PRC	(1,595)	2,478

	1,646	5,255

Income tax expense comprises of:

	For the year ended December 31,
	2015	2016
	US$	US$

Current	(1,895)	(2,879)
Deferred	1,044	220

	(851)	(2,659)

The reconciliation of tax computed by applying the statutory income tax rate of 25% for the years ended December 31, 2015 and 2016 applicable to the PRC operations to income tax expense is as follows:

	For the year ended December 31,
	2015	2016
	US$	US$

Profit before income taxes	1,646	5,255

Income tax expense computed at the statutory income tax rate at 25%	(412)	(1,314)
Non-deductible expenses	(166)	(491)
Non-taxation income	1,300	414
Preferential rate	(423)	400
Current and deferred tax rate differences	790	310
Foreign rate differences	(292)	560
Change of valuation allowance	(1,643)	(2,529)
Deferred tax		74
Interest expense	(5)	(83)

Income tax expense	(851)	(2,659)

83

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	TAXATION (CONTINUED)

Deferred Taxes

The significant components of deferred taxes are as follows:

	As of December 31,
	2015	2016
	US$	US$
Deferred tax assets
Inventories provision	166	156
Accrued salary and welfare payable	107	274
Property and equipment	46	20
Tax losses	10,901	13,279
Valuation allowance	(10,146)	(12,675)
Total deferred tax assets	1,074	1,054

Deferred tax liabilities
Intangible assets	1,779	1,539

Total deferred tax liabilities	1,779	1,539

As of December 31, 2016, the Company had net tax operating losses from its PRC subsidiaries and its Consolidated VIEs, as per filed tax returns, of US$58,219, which will expire from 2015 to 2020. The Company has net tax operating loss from its HK subsidiary of US$10,615, which will not expire.

As of December 31, 2016, the Company intends to permanently reinvest the undistributed earnings from its foreign subsidiaries and the Consolidated VIEs to fund future operations. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries and the Consolidated VIEs is not determined because such a determination is not practicable.

84

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	TAXATION (CONTINUED)

Unrecognized Tax Benefits

As of December 31, 2015 and 2016, the Company recorded an unrecognized tax benefits of US$2,177 and US$4,053, respectively, of which, US$1,491 and US$2,381, respectively, are presented on a net basis against the deferred tax assets related to tax loss carry forwards on the consolidated balance sheets. The unrecognized tax benefits and its related interest are primarily related to under-reported intercompany profit. The amount of unrecognized tax benefits will change in the next 12 months, pending clarification of current tax law or audit by the tax authorities, however, an estimate of the range of the possible change cannot be made at this time. As of December 31, 2015 and 2016, unrecognized tax benefits of US$669 and US$1,681, if ultimately recognized, will impact the effective tax rate.

A roll-forward of unrecognized tax benefits is as follows:

	For the year ended December 31,
	2015	2016
	US$	US$

Balance at beginning of year	620	2,177
Additions based on tax positions related to the current year	1,557	1,876

Balance at end of year	2,177	4,053

In the years ended December 31, 2015 and 2016, the Company recorded interest expense accrued in relation to the unrecognized tax benefit of US$5 and US$83 in income tax expense, respectively. Accumulated interest expense recorded by the Company was US$5 and US$88 as of December 31, 2015 and 2016, respectively. As of December 31, 2016, the tax years ended December 31, 2011 through 2016 for the PRC subsidiaries and the VIE remain open for statutory examination by the PRC tax authorities.

85

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

17.	RELATED PARTY TRANSACTIONS

(a)	Related parties

Names of related parties	Relationship with the Company
Intel Capital Corporation (“Intel”) and its affiliates	Intel is a holder of Series C Preference Shares

(b)	Other than disclosed elsewhere, the Company had the following significant related party transactions for the years ended December 31, 2015 and 2016:

	For the year ended December 31,
	2015	2016
	US$	US$
Software services provided to:
Intel Corporation	6,204	271
Intel (China) Co., Ltd.	5	9
Intel Asia-Pacific Research and Development Ltd	328	119
Intel (China) Research Center Co., Ltd	-	57

Hardware sold to:
Intel Corporation	55	-

(c)	The Company had the following related party balances as of December 31, 2015 and 2016:

	As of December 31,
	2015	2016
	US$	US$
Accounts receivable from related parties:
Current:
Intel Corporation	5,949	481
Intel (China) Co., Ltd.	5	-
Intel Asia-Pacific Research and Development Ltd	44	9

All balances with the related parties as of December 31, 2015 and 2016 were unsecured, interest-free and have no fixed terms of repayment.

86

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

18.	RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and the articles of association of the Company’s PRC subsidiaries, a foreign-invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A foreign-invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign-invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Borqs Beijing was established as foreign-invested enterprise and, therefore, is subject to the above mandated restrictions on distributable profits. As of December 31, 2015 and 2016, the Company’s PRC subsidiaries had appropriated US$1,270 and US$ 1,898, respectively, in its statutory reserves.

As a result of these PRC laws and regulations subject to the limit discussed above that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. Amounts restricted include paid-in capital and statutory reserve funds of the Company’s PRC subsidiaries and the equity of the Consolidated VIEs, as determined pursuant to PRC generally accepted accounting principles, totaling an aggregate of US$73,302 as of December 31, 2016.

19.	SHARE CAPITAL

Authorized capital

On August 15, 2014, the Group increased the authorized shares of the Group from US$455,584 to US$514,888 divided into 309,651,804 ordinary shares at par value of $0.001 per share, 40,000,000 Series A redeemable convertible preference shares, 82,857,143 Series B redeemable convertible preference shares, 52,727,271 Series C redeemable convertible preference shares and 29,651,804 Series D redeemable convertible preference shares, all at par value of $0.001 per share.

Ordinary share reserved for future issuance

The Group has reserved the following shares of ordinary shares for issuance at December 31, 2016, in connection with the following:

Conversion of series A convertible redeemable preference shares	39,900,000
Conversion of series B convertible redeemable preference shares	82,857,143
Conversion of series C convertible redeemable preference shares	50,909,089
Conversion of series D convertible redeemable preference shares	23,721,443
Conversion of series D warrant shares	4,415,923
Ordinary shares options outstanding	27,456,943
Ordinary shares options available for future grants under the 2007 Plan	11,243,057

Total	240,503,598

87

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.	CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES

On December 27, 2007, March 17, 2008, September 26, 2008 and October 8, 2008, the Company issued 19,800,000, 3,100,000, 12,000,000 and 5,000,000 Series A convertible redeemable preference shares (the “Series A Preference Shares”), respectively, to certain external investors at a price of $0.20 per share for a total cash consideration of $7,980. The cash proceeds received was $7,889, net of issuance costs of $91.

On June 26, 2009, August 19, 2009 and October 12, 2009, the Company issued 64,285,715,15,000,000 and 3,571,428 Series B convertible redeemable preferred shares (the “Series B Preference Shares”), respectively, to certain external investors at a price of $0.21 per share for a total consideration of $17,400 (includes cash proceeds of $14,400 and $3,000 upon conversion of convertible notes). The cash proceeds received was $14,242, net of issuance costs of $158.

On February 14, 2011 and May 24, 2012, the Company issued 38,181,817 and 5,454,545 Series C convertible redeemable preference shares (the “Series C Preference Shares”), to certain external investors at the price of $0.275 per share for a total cash consideration of $12,000. The cash proceeds received was $11,817, net of issuance costs of $183.

On August 20, 2014 the Company issued 23,721,443 Series D convertible redeemable preference shares (the “Series D Preference Shares”), to certain external investors at the price of $0.33725 per share for a total cash consideration of $8,000. The cash proceeds received was $7,874, net of issuance costs of $126.

The significant terms of the Series A, Series B, Series C, and Series D convertible redeemable preference shares (together “Preference Shares”) are summarized as follows.

Conversion

Preference Shares can be converted into ordinary shares at the option of the holder at any time by dividing the applicable original purchase price by the applicable conversion price which is initially equal to the original purchase price and as such, the initial conversion ratio for each Preference Share into each ordinary share shall be one-for-one.

Preference Shares shall automatically be converted into ordinary shares at the then-effective conversion rate applicable to the relevant series of Preference Shares: (a) in the event of the closing of a Qualified IPO; or (b) in relation only to Series A and Series B Preference Shares, upon the approval and written consent of a majority of the outstanding Series A and Series B Preference Shares holders to convert their respective Preference Shares into ordinary shares.

The conversion price is subject to additional adjustments if the Company makes certain dilutive issuances of shares.

Dividends

Series D Preference Shares shall receive dividends at an annual rate of six percent (6%) of the original purchase price in preference and priority to any dividends on the Series A, Series B, Series C Preference Shares and ordinary shares. Dividends on Series D Preference Shares shall be cumulative whether declared by the Board of Directors or not.

Each holder of Series A, Series B and Series C Preference Shares is entitled to receive non-cumulative dividends when and if declared by the Board of Directors of the Company in preference and priority to any dividends on ordinary shares, after all accumulated dividends on the Series D Preferred shares have been paid or set aside for payment to the holders of Series D Preferred Shares in a calendar year.

Any additional dividends declared, after all accumulated dividends and declared dividends on the Preference Shares have been paid or set aside for payment to the holders of Preference Shares in a calendar year, shall be distributed among all holders of ordinary shares and Preference Shares.

88

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.	CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (CONTINUED)

Redemption

The earliest redemption date of Series A Preference Shares is at any time after the sixth anniversary of the first issuance date of Series A Preference Shares.

All outstanding Series B, Series C, and Series D Preference Shares can be redeemed at the election of the majority holders at any time after the earlier of (A) the fifth anniversary of the first issuance date of the respective Series B, Series C or Series D Preference Shares, and (B) the date on which the Company redeems Series A, Series B, or Series C Preference Shares. Any holder of Series A Preference Shares who is also a holder of Series B Preference Shares must redeem its Series B Preference Shares together with its Series A Preference Shares.

Series A and Series B Preference Shares can also be redeemed at the option of the holders when Intel has elected to redeem all of its Series C Preferred Shares for investigation or for breach as defined in the Memorandum of Association and Articles of Association.

Prior to Series D Preference Shares become available under (A) and (B) above, all outstanding Series D Preference Shares can be redeemed at any time of a holder of Series D Preferred Shares’ election to redeem for breach event or to redeem for investigation and opinion of auditor event as defined in the Memorandum of Association and Articles of Association.

Preference Shares are redeemed at a price equal to 150% the original purchase price plus any unpaid declared dividends. The redemption price for Preference Shares under the event of Intel’s election to redeem for investigation or a holder of Series D Preferred Shares’ election to redeem for investigation and opinion of auditor is set to be 100% of the original purchase price and 150% of the original purchase price under the event of a holder of Preferred Shares’ election to redeem for breach.

Winding up / Liquidation

In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, distributions to the shareholders of the Company shall be made as stated below.

The holders of Series D Preference Shares then outstanding are entitled to be paid first out of the assets of the Company available for distribution a liquidation preference in an amount per Preference Share equal to the sum of (i) 150% of the original purchase price as adjusted and (ii) all unpaid accumulated dividends, in priority to any other holders of Preference Shares or ordinary shares.

Upon full payment of the Series D Preference Share liquidation preference, the holders of Series A, Series B and Series C Preference Shares then outstanding shall be entitled to be paid first out of the assets of the Company available for distribution (and prior and in preference to any payment on the ordinary shares) a liquidation preference in an amount per Series A, Series B and Series C Preference Share equal to the sum of (i) the original purchase price applicable to such Preference Share as adjusted and (ii) all unpaid declared dividends. The holders of Series C Preference Shares shall receive their liquidation preference amount in preference to holders of Series A and Series B Preference Shares. Subject to the prior payment of all amounts due to the holders of Preference Shares, the balance of all remaining assets available for distribution are made with equal priority and pro rata amongst the holders of ordinary shares and the holders of Preference Shares on an as–converted basis.

Voting

Each share of Preference Share has voting rights equal to an equivalent number of shares of ordinary shares into which it is convertible and votes together as one class with the ordinary shares. All directors of the Company’s board of directors are elected by the holders of the outstanding ordinary shares and the Preference Shares, voting together as a single class on an as-converted basis.

89

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.	CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (CONTINUED)

Accounting for convertible redeemable preference shares

The Preference Shares have been classified as mezzanine equity as they can be redeemed at the option of the holders. The initial carrying values of the Preference Shares are the total consideration received at their respective dates of issuance net of issuance costs. There were no embedded features that qualified for bifurcation and separate accounting in accordance with ASC 815-10 Derivatives and Hedging.

As of December 31, 2015 and 2016, no dividend was declared by the Company. US$640 and US$720 of dividend was accumulated to the holders of the Series D Preferred Shares as of December 31, 2015 and 2016.

21.	FAIR VALUE MEASUREMENTS

The Company applies ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1— Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2— Include other inputs that are directly or indirectly observable in the marketplace.

Level 3— Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

2016 Warrants are classified within Level 3. We estimated the fair value of these warrants as of December 31, 2016 using the binomial-lattice option valuation model, based on the remaining contractual term of the warrants, risk-free interest rates and expected volatility of the price of the underlying Series D Preferred Shares. The assumptions used, including the market value of the underlying Series D Preferred Shares and the expected volatility, were subjective unobservable inputs.

Liabilities measured at fair value on a recurring basis are summarized below:

	Fair value measurement using:
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Fair value at December 31, 2016
	US$	US$	US$	US$
Warrant liabilities	-	-	1,344	1,344

Liabilities	-	-	1,344	1,344

Warrant liabilities
US$
Fair value at January 1, 2016	-
Increase in liability	1,332
Changes in the fair value	12
Fair value at December 31, 2016	1,344

90

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

22.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company leases buildings in the PRC and India under non-cancelable operating leases expiring on different dates. For the years ended December 31, 2015 and 2016, total rental expenses for all operating leases amounted to US$1,368 and US$1,340, respectively.

As of December 31, 2016, the Company has future minimum lease payments under non-cancelable operating leases with initial terms in excess of one year in relation to office buildings consisting of the following:

US$

2017	633
2018	-
2019	-
2020	-
2021 and thereafter	-

633

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases.

Income Taxes

As of December 31, 2016, the Group recognized an accrual of US$1,755 for unrecognized tax benefits and its interest (Note 16). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2016, the Company classified the accrual for unrecognized tax benefits as a non-current liability.

91

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

23.	SEGMENT REPORTING

The operations of the Company are organized into two segments, consisting of Yuantel and Connected Solution.

The CODM measures the performance of each segment based on metrics of revenue and earnings from operations and uses these results to evaluate the performance of, and to allocate resources to each of the segments. CODM does not evaluate operating segments using asset information.

The CODM evaluates performance based on each reporting segment’s net revenue and operating profit. The table below provides a summary of the Group’s operating segment results for the years ended December 31, 2015 and 2016:

FY2016	Yuantel	Connected Solution	Total segments	Eliminations	Consolidated

Net revenue
-External customers	35,138	85,448	120,586	-	120,586
-Inter-segment	-	2,016	2,016	(2,016)	-
Total net revenue	35,138	87,464	122,602	(2,016)	120,586

Operating profit	(3,589)	8,829	5,240	-	5,240

FY2015	Yuantel	Connected Solution	Total segments	Eliminations	Consolidated

Net revenue
-External customers	19,957	55,115	75,072	-	75,072
-Inter-segment	-	3,615	3,615	(3,615)	-
Total net revenue	19,957	58,730	78,687	(3,615)	75,072

Operating profit	(5,968)	6,789	821	(108)	713

	For the year ended December 31,
	2015	2016
	US$	US$

PRC	28,442	41,214
Outside PRC
United States	14,978	34,526
India	7,949	25,126
Rest of the world	23,703	19,720
Total net revenue	75,072	120,586

24.	SUBSEQUENT EVENTS

Issuance of Series E Preference Shares

On February 8, 2017 and March 2, 2017, the Group issued an aggregate of 10,325,126 and 2,950,036 Series E redeemable convertible preference shares (the “Series E Preference Shares”), respectively, for a purchase price of $0.678 per share. Concurrently, during the months of February and March 2017, warrants to purchase up to an aggregate of 3,917,202, 1,588,481 and 1,588,481 Series E redeemable convertible preference shares were issued and exercised at an exercise price of $0.001.

Merger of PAAC Subsidiary Limited

On December 27, 2016 and as amended on May 10, 2017, the Group entered into a merger agreement with Pacific Special Acquisition Corp (“Pacific”) to effect a merger where the Group will be the operating company. As consideration for the merger, Pacific issued to original shareholders of the Group a numbers of ordinary shares at $10.40 per share based on the adjusted equity valuation of the Group as of the closing of the merger. The merger is also subject to certain earn-out criteria based upon the Group achieving specific performance targets for the four quarters subsequent to the merger. Additionally, at the effective time of the merger, the holders of the Group issued and outstanding warrants will receive replacement warrants to acquire the ordinary shares of Pacific, and the holders of the Group issued and outstanding share options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of such options, in each case with the number of shares and exercise price equitably adjusted.

92

BORQS INTERNATIONAL HOLDING CORP

INDEX TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Page

Unaudited Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2016 and 2017

Unaudited Condensed Consolidated Balance Sheets as of December 31, 2016 and June 30, 2017	94 - 97

Unaudited Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2016 and 2017	98

Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the Six Months Ended June 30, 2016 and 2017	99

Unaudited Condensed Consolidated Statements of Changes in Shareholders’ Deficit for the Six Months Ended June 30, 2017	100

Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2016 and 2017	101 - 102

Notes to the Unaudited Condensed Consolidated Financial Statements	103 - 124

93

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands of US dollars (“US$”))

		As of December 31,	As of June 30,
	Note	2016	2017
		US$	US$
ASSETS
Current assets:
Cash and cash equivalents		3,610	6,460
Restricted cash		1,153	3,385
Accounts receivable		28,257	32,773
Accounts receivable from related parties	(15)	490	955
Receivable from Mobile Virtual Network Operator (“MVNO”) franchisees		4,319	4,438
Inventories	(4)	12,682	5,514
Deferred cost of revenues		969	393
Prepaid and other current assets	(5)	6,599	11,105

Total current assets		58,079	65,023

Non-current assets:
Property and equipment, net	(6)	1,488	1,357
Intangible assets, net	(7)	15,498	17,899
Goodwill	(8)	693	710
Deferred tax asset	(14)	1,054	1,079
Deferred cost of revenues		689	1,294
Other non-current assets		529	1,122

Total non-current assets		19,951	23,461

Total assets		78,030	88,484

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

94

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,	As of June 30,
	Note	2016	2017
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (including accounts payable of the Consolidated VIEs without recourse to the primary beneficiaries of US$4,598 and US$3,601 as of December 31, 2016 and June 30, 2017, respectively)		22,691	21,567
Accrued expenses and other payables (including accrued expenses and other payables of the Consolidated VIEs without recourse to the primary beneficiaries of US$2,778 and US$3,175 as of December 31, 2016 and June 30, 2017, respectively)	(10)	7,634	8,857
Advances from customers		-	1,202
Amount due to a related party	(15)	-	510
Deferred revenue (including deferred revenue of the Consolidated VIEs without recourse to the primary beneficiaries of US$9,134 and US$7,775 as of December 31, 2016 and June 30, 2017, respectively)		11,995	8,087
Income tax payable		847	1,629
Short-term bank borrowings (including short-term bank borrowings of the Consolidated VIEs without recourse to the primary beneficiaries of US$721 and US$738 as of December 31, 2016 and June 30, 2017, respectively)	(9)	6,306	6,796
Long-term bank borrowings – current portion	(9)	1,381	2,917
Deferred government grants	(11)	264	-

Total current liabilities		51,118	51,565

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

95

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,	As of June 30,
	Note	2016	2017
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Non-current liabilities:
Unrecognized tax benefits	(14)	1,755	1,481
Warrant liabilities	(10)	1,344	1,505
Deferred tax liabilities (including deferred tax liabilities of the Consolidated VIEs without recourse to the primary beneficiaries of US$1,539 and US$1,511 as of December 31, 2016 and June 30, 2017, respectively)	(14)	1,539	1,511
Deferred revenue		2,428	2,912
Long-term bank borrowings	(9)	4,491	4,764
Deferred government grants	(11)	1,844	1,888

Total non-current liabilities		13,401	14,061

Total liabilities		64,519	65,626

Commitments and contingencies	(19)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

96

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

		As of December 31,	As of June 30,
	Note	2016	2017
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Mezzanine equity:
Series A convertible redeemable preferred shares (US$0.0001 par value; 39,900,000 shares authorized; 39,900,000 issued and outstanding as of December 31, 2016 and June 30, 2017, respectively)	(17)	11,970	11,970
Series B convertible redeemable preferred shares (US$0.0001 par value; 82,857,143 shares authorized; 82,857,143 issued and outstanding as of December 31, 2016 and June 30, 2017, respectively)	(17)	26,126	26,126
Series C convertible redeemable preferred shares (US$0.0001 par value; 50,909,089 shares authorized; 50,909,089 issued and outstanding as of December 31, 2016 and June 30, 2017, respectively)	(17)	21,069	21,069
Series D convertible redeemable preferred shares (US$0.0001 par value; 23,721,443 shares authorized; 23,721,443 issued and outstanding as of December 31, 2016 and June 30, 2017, respectively)	(17)	9,697	9,697
Series E convertible redeemable preferred shares (US$0.0001 par value; 13,275,162 shares authorized; nil and 13,275,162 issued and outstanding as of December 31, 2016 and June 30, 2017, respectively)	(17)	-	3,490

Total mezzanine equity		68,862	72,352

Shareholders’ deficit:
Ordinary shares		54	54
Series E-1 convertible preferred shares	(17)	-	2,708
Additional paid-in capital		1,124	4,768
Statutory reserve		1,898	1,898
Accumulated deficit		(54,706)	(56,220)
Accumulated other comprehensive loss		(2,626)	(1,760)

Total BORQS International Holding Corp shareholder’s deficit		(54,256)	(48,552)

Noncontrolling interest		(1,095)	(942)

Total shareholders’ deficit		(55,351)	(49,494)

Total liabilities, mezzanine equity, noncontrolling interest and shareholders’ deficit		78,030	88,484

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

97

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands of US dollars (“US$”))

		Six Months ended June 30,
	Note	2016	2017
		US$	US$
Net Revenues:
Software		7,625	6,583
Hardware		25,509	32,801
MVNO		16,043	13,628
Others		1,414	1,036

Total net revenues		50,591	54,048

Software		(2,510)	(2,598)
Hardware		(18,778)	(29,246)
MVNO		(15,325)	(9,820)
Others		(1,093)	(488)

Total cost of revenues		(37,706)	(42,152)

Total gross profit		12,885	11,896

Operating expenses:
Sales and marketing expenses		(2,972)	(2,985)
General and administrative expenses		(3,943)	(4,866)
Research and development expenses		(4,414)	(2,820)
Changes in the fair value of warrant liabilities		-	(161)

Total operating expenses		(11,329)	(10,832)

Other operating income		910	267

Operating income		2,466	1,331

Interest income		47	10
Interest expense		(164)	(1,143)
Other income		61	354
Other expense		(58)	(276)
Foreign exchange gain (loss)		342	(333)

Profit (loss) before income taxes		2,694	(57)

Income tax expense	(14)	(1,276)	(890)

Net income (loss)		1,418	(947)

Less: net (loss) income attributable to noncontrolling interests		(660)	119

Net income (loss) attributable to Borqs International Holding Corp		2,078	(1,066)

Add: accretion to redemption value of convertible redeemable preferred shares		(597)	(448)

Net income (loss) attributable to ordinary shareholders		1,481	(1,514)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

98

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONSOLIDATED CONDENSED INTERIM STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Amounts in thousands of US dollars (“US$”))

	Six Months ended June 30,
	2016	2017
	US$	US$
Net income (loss)	1,418	(947)
Other comprehensive (loss) income, net of tax of nil:
Foreign currency translation adjustments, net of tax of nil	(504)	866
Other comprehensive (loss) income, net of tax of nil	(504)	866
Comprehensive income (loss)	914	(81)
Less: comprehensive (loss) income attributable to noncontrolling interest	(631)	153
Comprehensive income (loss) attributable to the Borqs International Holding Corp	1,545	(234)
Change in redemption value of convertible redeemable preferred shares	(597)	(448)
Comprehensive income (loss) attributable to ordinary shareholders	948	(682)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

99

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONSOLIDATED CONDENSED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Number of ordinary shares	Ordinary shares	Series E-1 convertible preferred shares	Additional paid-in capital	Accumulated statutory reserves	Accumulated other comprehensive loss	Accumulated deficit	Total shareholders’ deficit	Noncontrolling interest	Total deficit

Balance as of January 1, 2017	54,050,000	54	-	1,124	1,898	(2,626)	(54,706)	(54,256)	(1,095)	(55,351)
Consolidated net (loss) income	-	-	-	-	-	-	(1,066)	(1,066)	119	(947)
Foreign exchange difference	-	-	-	-	-	866	-	866	34	900
Issuance of series E-1 convertible preferred shares	-	-	2,708	-	-	-	-	2,708	-	2,708
Beneficiary conversion feature of series E convertible redeemable preferred shares	-	-	-	3,258	-	-	-	3,258	-	3,258
Accretion to redemption value of convertible redeemable preferred shares	-	-	-	-	-	-	(448)	(448)	-	(448)
Issuance of ordinary shares	450,000	-	-	386	-	-	-	386	-	386

Balance as of June 30, 2017	54,500,000	54	2,708	4,768	1,898	(1,760)	(56,220)	(48,552)	(942)	(49,494)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

100

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONSOLIDATED CONDENSED INTERIM STATEMENTS OF CASH FLOWS

(Amounts in thousands of US dollars (“US$”))

	Six Months ended June 30,
	2016	2017
	US$	US$

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	1,418	(947)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Foreign exchange (gain) loss	(342)	333
Depreciation of property and equipment	603	455
Amortization of intangible assets	1,144	1,905
Deferred income taxes benefits	(114)	(53)
Interest expense	-	518
Changes in the fair value of warrant liabilities	-	161

Changes in operating assets and liabilities,
Restricted cash	(436)	(2,232)
Accounts receivable	(8,696)	(4,516)
Accounts receivable from related parties	5,137	(465)
Receivable from MVNO franchisees	(1,511)	(119)
Inventories	(3,836)	7,168
Deferred cost of revenues	(546)	(29)
Prepaid expenses and other current assets	1,608	(5,031)
Accounts payable	5,507	(1,124)
Accrued expenses and other payables	178	1,547
Unrecognized tax benefits	620	(274)
Advances from customers	-	1,202
Amount due to related parties-current	-	510
Deferred revenue	(257)	(3,424)
Income tax payable	(111)	782
Deferred government grants	(1,414)	(220)

Net cash used in operating activities	(1,048)	(3,853)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

101

BORQS INTERNATIONAL HOLDING CORP

UNAUDITED CONSOLIDATED CONDENSED INTERIM STATEMENTS OF CASH FLOWS (CONTINUED)

(Amounts in thousands of US dollars (“US$”))

	Six Months ended June 30,
	2016	2017
	US$	US$
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(77)	(186)
Purchases of intangible assets	(2,552)	(3,998)
Proceeds from disposal of property and equipment	4	-
Repayments of a loan to a third party	224	244

Net cash used in investing activities	(2,401)	(3,940)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of ordinary shares	-	62
Proceeds from issuance of Series E convertible redeemable preferred shares	-	9,000
Proceeds from exercise of warrants for Series E-1 convertible preferred shares (“Series E-1 Warrants”)	-	8
Payment of the issuance costs for Series E convertible redeemable preferred shares	-	(312)
Repayments of short-term bank borrowings	754	-
Proceeds from long-term bank borrowings	(286)	2,000
Repayments of long-term bank borrowings	-	(286)

Net cash generated from financing activities	468	10,472

Effect of foreign exchange rate changes on cash and cash equivalents	158	171

Net (decrease) increase in cash and cash equivalents	(2,823)	2,850
Cash and cash equivalents at beginning of period	7,787	3,610

Cash and cash equivalents at end of period	4,964	6,460

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

102

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION

BORQS International Holding Corp (the “Company”) was incorporated under the laws of the Cayman Islands on July 27, 2007. The Company and its consolidated subsidiaries, variable interest entities (the “VIE”) and the VIE’s subsidiaries (collectively referred to the “Group”) are principally engaged in the provision of commercial grade Android+ platform solutions, hardware product sales and MVNO services in the People’s Republic of China (the “PRC”).

(a)	As of June 30, 2017, the details of the Company’s major subsidiaries. Consolidated VIEs and the subsidiaries of the VIEs are as follows:

Entity	Date of incorporation/ Acquisition	Place of incorporation	Percentage of direct or indirect ownership by the Company Direct	Principal activities
Subsidiaries:
BORQS Hong Kong Limited (“Borqs HK”) (1)	July 19, 2007	Hong Kong	100%	Provision of software and service solutions and hardware products sales
BORQS Beijing Ltd. (“Borqs Beijing”) (1)	September 4, 2007	PRC	100%	Provision of software and service solutions and hardware products sales
BORQS Software Solutions Private Limited (“Borqs India”) (1)	July 17, 2009	India	100%	Provision of software and service solutions
VIE:
Beijing Big Cloud Network Technology Co., Ltd. (“Big Cloud Network”) (1) / (2)	April 18, 2014	PRC	Nil	Holding company
Subsidiaries of the VIE:
Yuantel (Beijing) Investment Management Co., Ltd. (“Yuantel Investment”) (2) / (3)	July 11, 2014	PRC	79%	Holding company
Yuantel (Beijing) Telecommunications Technology Co., Ltd. (“Yuantel Telecom”) (2) / (3)	July 11, 2014	PRC	75.05%	Provision of MVNO and other services

(1)	Collectively, the “PRC Subsidiaries”.
(2)	Collectively, the “Consolidated VIEs”.
(3)	On July 11, 2014, the Company through Big Cloud Network acquired controlling interest in Yuantel Investment and its subsidiary.

103

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(b)	PRC laws and regulations prohibit foreign ownership in certain telecommunication related businesses. To comply with these foreign ownership restrictions, the Group conducts its businesses in the PRC through the VIE using contractual agreements (the “VIE Agreements”).

The Group funds Big Cloud Network through loans to the two Big Cloud Network’s shareholders, (collectively the “Nominee Shareholders”). The effective control of Big Cloud Network is held by the Group, through a series of contractual agreements between Borqs Beijing and Big Cloud Network whereby Big Cloud Network became a consolidated VIE of the Group. Through the contractual agreements, the Group receives substantially all of the economic benefits of Big Cloud Network.

Big Cloud Network provides MVNO services in China through its 79% owned entity of Yuantel Investment which owns 95% of Yuantel Telecom; therefore Big Cloud Network effectively owns 75.05% of Yuantel Telecom which is the entity that operates the business and holds the MVNO license from the Chinese Ministry of Industry and Information Technology.

Consolidated VIEs contributed 35% and 27% of the Group's consolidated revenues for the six months ended June 30, 2016 and 2017. As of December 31, 2016 and June 30, 2017, the Consolidated VIEs accounted for an aggregate of 24% and 24%, respectively, of the consolidated total assets, and 41% and 45%, respectively, of the consolidated total liabilities.

The Consolidated VIEs mainly operate the MVNO services. The VIE also holds the MVNO license, which is a revenue-producing asset recorded on the Group’s consolidated balance sheets. The Group expects increases in percentage of revenue generated from the Consolidated VIEs compared to the whole Group for the foreseeable future as the Group focuses on strengthening telecommunication platforms to strategically grow the Group’s MVNO business.

The Group believes that there are no assets held in the Consolidated VIEs that can be used only to settle obligations of the Consolidated VIEs, except for registered capital and the PRC statutory reserves. Relevant PRC laws and regulations restrict the Consolidated VIEs from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 16 for disclosure of restricted net assets. As the Consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the Consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of the Consolidated VIEs. There were no pledges or collateralization of the Consolidated VIEs’ assets.

104

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(c)	VIE disclosures (Continued)

The following tables represent the financial information of the Consolidated VIEs as of December 31, 2016 and June 30, 2017 and for the six months ended June 30, 2016 and 2017 before eliminating the intercompany balances and transactions between the Consolidated VIEs and other entities within the Group:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$

ASSETS
Current assets:
Cash and cash equivalents	414	854
Restricted cash	1,153	3,385
Accounts receivable	129	1,022
Receivable from MVNO franchisees	4,319	4,438
Inventories	67	92
Prepaid expenses and other current assets	926	509

Total current assets	7,008	10,300

Non-current assets:
Property and equipment, net	987	934
Intangible assets, net	8,609	8,357
Goodwill	693	710
Deferred tax asset	1,054	1,079
Other non-current assets	58	45

Total non-current assets	11,401	11,125

Total assets	18,409	21,425

105

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.	ORGANIZATION (CONTINUED)

(c)	VIE disclosures (Continued)

	As of December 31,	As of June 30,
	2016	2017
	US$	US$
Current liabilities:
Accounts payable	4,598	3,601
Accrued expenses and other payables	2,778	3,175
Deferred revenue	9,134	7,775
Short-term bank borrowings	721	738
Intercompany payables	7,923	12,824

Total current liabilities	25,154	28,113

Non-current liabilities
Deferred tax liabilities	1,539	1,511

Total non-current liabilities	1,539	1,511

Total liabilities	26,693	29,624

	Six Months Ended June 30,
	2016	2017
	US$	US$
Net revenues	17,457	14,664
Net (loss) income	(3,089)	4

	Six Months Ended June 30,
	2016	2017
	US$	US$
Net cash (used in) provided by operating activities	(1,749)	457
Net cash used in investing activities	(21)	(17)
Net cash provided by financing activities	754	-
Net (decrease) increase in cash and cash equivalents	(1,016)	440

106

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and applicable rules and regulations of the Securities and Exchange Commission, regarding financial reporting, and include all normal and recurring adjustments that management of the Group considers necessary for a fair presentation of its financial position and operation results. Certain information and footnote disclosures normally included in financial statements prepared in conformity with US GAAP have been condensed or omitted pursuant to such rules and regulations. Accordingly, these statements should be read in conjunction with the Company's consolidated financial statements as of and for the two years in the period ended December 31, 2016.

(b)	Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and Consolidated VIEs, for which, the Company is the primary beneficiary. All significant inter-company transactions and balances between the Company, its subsidiaries and the Consolidated VIEs are eliminated upon consolidation. Results of acquired subsidiaries and its Consolidated VIEs are consolidated from the date on which control is transferred to the Company.

(c)	Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Areas where management uses subjective judgment include, but are not limited to, estimating the useful lives of long-lived assets and intangible assets, assessing the initial valuation of the assets acquired and liabilities assumed in a business combination and the subsequent impairment assessment of long-lived assets, intangible assets and goodwill, determining the provisions for accounts receivable and inventories, accounting for deferred income taxes and uncertain tax benefits, valuation for share-based compensation arrangements, warrants for Series D convertible redeemable preferred shares and convertible redeemable preferred shares. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

(d)	Foreign currency

The functional currency of the Company and its non-PRC subsidiaries, excluding Borqs India, is the United States dollar. The functional currency of Borqs India is Rupee, whereas the functional currency of the Company’s PRC subsidiaries and its Consolidated VIEs is the Chinese Renminbi (“RMB”) as determined based on the criteria of ASC 830, Foreign Currency Matters. The Company uses the US$ as its reporting currency. Transactions denominated in foreign currencies are re-measured into the functional currency at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are re-measured at the balance sheet date exchange rate. Exchange gains and losses are included in foreign exchange gains and losses in the consolidated statements of operations.

Assets and liabilities of the Company’s PRC subsidiaries are translated into US$ at fiscal year-end exchange rates. Equity amounts are translated at historical exchange rates. Income and expense items are translated at average exchange rates prevailing during the fiscal year. Translation adjustments arising from translation of foreign currency financial statements are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive loss in the consolidated statements of comprehensive loss.

107

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(e)	Accounts receivable

As of December 31, 2016 and June 30, 2017, the Group evaluated and wrote off the doubtful accounts as they were determined to be uncollectible. Thus, there was no allowance for doubtful accounts outstanding.

(f)	Revenue recognition

The Group is mainly engaged in the business of providing 1) Android+ platform solutions and services, 2) hardware product sales, and 3) MVNO services. The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed and determinable, and collectability is reasonably assured.

1.	Android+ platform solutions and services

Android+ platform solutions

The Group provides customized Android+ software platform solutions that are developed to maximize the commercial grade quality or performance of open source Android+ software for integration with particular chipsets. The Group also provides customized Android+ service platform solutions that are end to end software developed for mobile operators to allow data synchronization between their platform and mobile devices. The Group charges its customers, mainly including mobile device manufacturers and mobile operators, fixed fees for project-based software contracts, as well as per chip or per mobile device royalty fees.

The project-based software contracts are generally considered multiple element arrangements as they consist of perpetual software licenses, software development services such as customization, modification, implementation and integration, and post-contract customer support (“PCS”) where customers have the right to receive bug fixes, telephone support and unspecified upgrades on a when-and-if available basis. Pursuant to ASC 985-605, Revenue Recognition: Software (“ASC 985-605”) given the project-based software contracts require significant customization that are generally completed within one year from the contract dates, the Group accounts for the entire software contracts in conformity with the relevant guidance in ASC 605-35, Revenue Recognition: Contract Accounting, applying the completed contract method.

As the Group was unable to establish vendor specific objective evidence of the fair value of PCS and PCS is the only undelivered element upon completion of software projects, the entire software project fixed fees are recognized ratably over the PCS service period. PCS service periods are generally 12 months, with ranges from Six Months to three years, and commences upon completion of customer acceptance of the completed software projects. Costs incurred to complete the software projects are deferred to match revenue recognition.

Where the Group is entitled to receive on going usage based royalties determined based on the chip or mobile device sales. The usage-based royalties are recognized according to the customers’ usage reports generally on a quarterly basis.

Service contracts

The Group provides research and development services to certain customers for their mobile-computing related development projects where fees are charged on a time and material basis and the Group is not responsible for the outcome of such development projects. The revenue is recognized proportionately as the services are delivered and is included as software revenue on the consolidated statement of operations.

2.	Hardware product sales

The Group provides total solutions on original design manufacturer (“ODM”) basis to customers of mobile devices. Revenue is recognized when sale of each final hardware product to the customers are delivered. Warranty is provided to all customers, which is not considered an additional service; rather, an integral part of the product sales. ASC 450, Contingencies, specifically addresses the accounting for standard warranties. The Group believes that accounting for its standard warranty pursuant to ASC 450 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated. The Group has determined the likelihood of claims arising from warranties to be remote based on strong quality control procedures in the production process and historical experience with regard to claims being made by customers. The basis for the warranty accrual will be reviewed periodically based on actual experience. The Group does not sell extended warranty coverage.

108

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(f)	Revenue recognition (Continued)

3.	MVNO

On July 11, 2014, the Group, through the VIE, acquired and obtained control of Yuantel Investment, which mainly operates the MVNO business. The license to operate such MVNO business is issued by the Chinese Ministry of Industry and Information Technology and the core mobile network is provided by the PRC government owned China Unicom. Yuantel Investment receives wholesale rates for mobile voice and data services from China Unicom and repackages the voice and data services into competitive bundles for Chinese consumers.

In accordance with ASC 605-45, Revenue Recognition; Principal agent consideration, the Group is the principal in providing the bundled voice and data services to Chinese consumers, thus revenue is recognized on a gross basis. As sales of bundled services are mostly pre-paid by the consumers, cash received in advance of voice and data consumption are recognized as deferred revenue. Revenue is recognized when the services are actually used. Pre-paid bundled services do not expire.

Sales of the bundles are mostly made through agents and franchisees. Bundled services sold to agents are discounted and not refundable to the Group. The Group accounts for such discounts as reductions of revenue in accordance with ASC 605-50 (“ASC 605-50”) Customer Payments and Incentives.

The Group enters into profit sharing arrangements with franchisees under which bundled services may be returned to the Group if not sold to the consumers. The franchisees receive certain percentages of profits made by the Group on the sales of the bundled services as they are used by the consumers. The Group accounts for profit sharing with franchisees as selling expenses in the consolidated statements of operations. Pursuant to the Company’s policy, the amount of discounts that may be provided by the franchisees to consumers is capped at 5%, based on which, the Group recognized the maximum amount of discounts that may be provided by the franchisees as reductions of revenue in accordance with ASC 605-50.

109

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

3.	CONCENTRATION OF RISKS

(a)	Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and restricted cash, accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees. As of December 31, 2016 and June 30, 2017, the aggregate amount of cash and cash equivalents and restricted cash of US$2,563 and US$6,360, respectively, were held at major financial institutions located in the PRC, and US$2,200 and US$3,485, respectively, were deposited with major financial institutions located outside the PRC. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions. Historically, deposits in Chinese banks are secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Company has deposits has increased. In the event of bankruptcy of one of the banks which holds the Company’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws.

Accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees are typically unsecured, and are derived from revenues earned from customers. The risk is mitigated by credit evaluations the Group performs on its ongoing credit evaluations of its customers’ financial conditions and ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses and these losses have generally been within expectations.

(b)	Business supplier, customer, and economic risk

The Group participates in a dynamic and competitive high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures due to new entrants; advances and new trends in new technology; control of telecommunication infrastructures by local regulators and industry standards; strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

(i) Business supplier risk – The Group’s MVNO operations are dependent upon telecommunication resources provided by China Unicom. There is no guarantee that the supply of telecommunication resources provided by China Unicom will be renewed annually. Further, there is no guarantee around the continuance of the MVNO license granted by the PRC Ministry of Industry and Information Technology which may be amended or discontinued in light of changes to political, economic and social reforms.

(ii) Customer risk – The success of the Group’s business going forward will rely in part on Group’s ability to continue to obtain and expand business from existing customers while also attracting new customers. The Group has a diversified base of customers covering its services and the revenue from the largest single customer accounted for 1% and 31% of the Group’s total net revenues for the six months ended June 30, 2016 and 2017, respectively, and the accounts receivable from the largest single customer A accounted for 25% and from the largest single customer B 17% of the Group’s total accounts receivable and accounts receivable from related parties as of December 31, 2016 and June 30, 2017, respectively.

(iii) Economic risk – The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

(c)	Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The depreciation and appreciation of the US$ against RMB was approximately (2.1%) and 2.3% in the six month periods ended June 30, 2016 and 2017, respectively. The appreciation of the US$ against Rupee was approximately 3.0% and 4.7% in the six months ended June 30, 2016 and 2017, respectively.

110

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

4.	INVENTORIES

Inventories consisted of the following as of December 31, 2016 and June 30, 2017:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$

Raw materials	5,406	5,638
Goods in transit	7,164	220
Work in process	1,023	327
Finished goods	127	281
	13,720	6,466
Less: Provision	(1,038)	(952)

Inventories, net	12,682	5,514

5.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$

Staff advances	293	391
Advances to OEM	3,739	5,707
Rental and other deposits	1,048	828
VAT recoverable	963	3,134
Loan to a third party	519	1,042
Others	37	3

	6,599	11,105

6.	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$
At cost:
Leasehold improvements	837	900
Computer and network equipment	5,801	5,997
Office equipment	763	844
Motor vehicles	220	229
	7,621	7,970
Less: accumulated depreciation	(6,133)	(6,613)

	1,488	1,357

111

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

6.	PROPERTY AND EQUIPMENT, NET (CONTINUED)

Depreciation expense was US$603 and US$455 for the six months ended June 30, 2016 and 2017, respectively, and were included in the following captions:

	Six Months ended June 30,
	2016	2017
	US$	US$

Cost of revenues	237	156
Sales and marketing expenses	16	14
General and administrative expenses	120	117
Research and development expenses	230	168

	603	455

7.	INTANGIBLE ASSETS, NET

The following table presents the Group’s intangible assets as of the respective balance sheet dates:

	Software	Capitalized software development costs	MVNO license	Total
	US$	US$	US$	US$

Balance as of January 1, 2016	2,337	3,266	7,659	13,262
Additions	260	2,292	-	2,552
Amortization expense	(163)	(540)	(441)	(1,144)
Foreign currency translation difference	(49)	(68)	(158)	(275)

Balance as of June 30, 2016	2,385	4,950	7,060	14,395

Balance as of January 1, 2017	2,294	6,874	6,330	15,498
Additions	74	3,924	-	3,998
Amortization expense	(117)	(1,356)	(432)	(1,905)
Foreign currency translation difference	54	102	152	308

Balance as of June 30, 2017	2,305	9,544	6,050	17,899

The intangible assets are amortized using the straight-line method, which is the Company’s best estimate of how these assets will be economically consumed over their respective estimated useful lives of 3-10 years.

Amortization expenses were approximately US$1,144 and US$1,905 for the six months ended June 30, 2016 and 2017, respectively.

112

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

8.	GOODWILL

The changes in the carrying amount of goodwill were as follows:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$

Balance at the beginning of the period	741	693
Foreign currency translation difference	(48)	17

Balance at the end of the period	693	710

No impairment charge was recorded in any of the six months ended June 30, 2016 and 2017.

9.	BANK BORROWINGS

Bank borrowings are as follows as of the respective balance sheet dates:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$

Short-term bank borrowings	6,306	6,796
Long-term bank borrowings, current portion	1,381	2,917
	7,687	9,713

Long-term bank borrowings, non-current portion	4,491	4,764

Total bank borrowings	12,178	14,477

The short-term bank borrowings outstanding as of December 31, 2016 and June 30, 2017 bore a weighted average interest rate of 6.89% and 7.09% per annum, respectively, and were denominated in RMB & US$. These borrowings were obtained from financial institutions and have terms of six months to one year. The long-term bank borrowings (including current portion) outstanding as of June 30, 2017 bore a weighted average interest rate of 7.98%, and were denominated in US$. These loans were obtained from financial institutions located in the PRC and Hong Kong, and have terms of 2 to 3 years.

Bank borrowings as of June 30, 2017 were pledged by accounts receivable amounted to US$24,904.

In August 2016, the Company issued 2,515,123 and 1,900,800 warrants (“2016 Warrants”) to two banks in connection with a short term loan facility of $2,000,000 and a long term loan facility of $6,000,000 respectively, for working capital purpose. The 2016 Warrants entitle the banks to subscribe for Series D convertible redeemable preferred shares at the exercise price of $0.5059. The 2016 Warrants shall lapse and expire after 5 and 7 years from their issuance dates, respectively.

As the 2016 Warrants were granted to the banks for loan facilities, their fair value on the issuance date were recognized as deferred borrowing costs presented as deductions of the carrying value of the term loans. The deferred borrowing costs are recognized over the life of the term loans as financing cost, using the effective interest rate method. As the 2016 Warrants are convertible into Series D convertible redeemable preferred shares classified as mezzanine equity, the 2016 Warrants are financial liabilities in accordance with ASC 480, Distinguishing Liabilities from Equity that are re-measured at the end of each reporting period with an adjustment for fair value through earnings.

113

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

10.	ACCRUED EXPENSES AND OTHER PAYABLES

The components of accrued expenses and other payables are as follows:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$

Payroll and welfare payable	3,235	2,665
Accrued liability	50	381
VAT and other taxes payable	831	1,044
Payables for office supply and utility	743	832
Payables for purchase of property and equipment	432	443
Professional service fees	-	690
Deposits from agents	2,315	2,769
Others	28	33
	7,634	8,857

11.	DEFERRED GOVERNMENT GRANTS

The government grants received are required to be used in construction of property and equipment. These grants are initially deferred and subsequently recognized in the statement of operations when the Company has complied with the conditions or performance obligations attached to the related government grants, if any, and the grants are no longer refundable. Grants that subsidize the construction cost of property and equipment are amortized over the life of the related assets as other operating income.

	Six Months ended June 30,
	2016	2017
	US$	US$

Balance at beginning of the period	4,014	2,108
Additions	-	-
Recognized as other operating income	(896)	(271)
Foreign currency translation difference	(83)	51
Balance at end of the period	3,035	1,888

12.	MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN

As stipulated by the regulations of the PRC, full-time employees of the Company in the PRC participate in a government-mandated multiemployer defined contribution plan organized by municipal and provincial governments. Under the plan, certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Company is required to make contributions to the plan based on certain percentages of employees’ salaries. The total expenses for the plan were US$1,573 and US$1,139 respectively, for the six months ended June 30, 2016 and 2017.

114

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

13.	SHARE BASED COMPENSATION

Share-based awards under the 2007 Plan

During the six months ended June 30, 2016 and 2017, the Company granted 200,000 and 7,800,000 shares of options, respectively, to purchase ordinary shares to employees, officers, and directors with the exercise price of $0.459 and 0.678 per share, respectively. The terms of the options shall not exceed ten years from the date of grant. Options will vest according to schedules stipulated in the award agreements, provided the optionee continues to be a service provider to the Company. In addition, the options contain a performance condition whereby vesting will commence upon the earlier to occur of an initial public offering or a change in control as defined in the 2007 Plan, provided there is continued employment of the optionees on such date.

The following table summarizes the Company’s option activities under the 2007 Plan:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		(US$)	(Years)	(US$)

Outstanding, January 1, 2016	32,037,240	0.30	4.97	308
Granted	200,000	0.47
Forfeited	(524,350)	0.40

Outstanding, June 30, 2016	31,712,890	0.30	4.77	308

Vested and expected to vest at June 30, 2016	31,712,890	0.30	4.77	308

Outstanding, January 1, 2017	27,456,943	0.30	5.26	308
Granted	7,800,000	0.68
Forfeited	(458,904)	0.45

Outstanding, June 30, 2017	34,798,039	0.38	5.71	308

Vested and expected to vest at June 30, 2017	34,798,039	0.38	5.71	308

As of June 30, 2017, no options were vested and exercisable given the performance condition in place described above. Historically, compensation cost related to performance options that only vest upon the consummation of an initial public offering or change in control event was recognized when the offering or change in control event was consummated. Accordingly, the Group has not recognized any compensation cost to date.

115

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

13.	SHARE BASED COMPENSATION (CONTINUED)

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the fair value of the underlying stock at each reporting date, for those awards that have an exercise price below the estimated fair value of the Company’s shares.

As of December 31, 2016 and June 30, 2017, the Company had options outstanding to purchase an aggregate of 5,500,000 shares and 5,500,000 shares with an exercise price below the fair value of the Company’s shares, resulting in an aggregate intrinsic value of US$308, respectively.

The Company calculated the estimated fair value of the options on the respective grant dates using the binomial-lattice option valuation model with the following assumptions for each applicable period which takes into account variables such as volatility, dividend yield, and risk-free interest rate, contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, and the probability of termination or retirement of the option holder in computing the value of the option:

	June 30, 2016	June 30, 2017

Risk-free interest rates	1.95%-2.28%	2.41%
Expected life (years)	10 years	10 years
Expected volatility	40%-45%	45%
Expected dividend yield	0%	0%
Exercise multiple	2.20	2.20
Post-vesting forfeit rate	10%	10%
Fair value of underlying ordinary shares	$0.158- $0.231	$0.720
Fair value of share option	$0.026- $0.096	$0.298- $0.425

Ordinary shares issued in 2017

On March 17, the Company issued 450,000 ordinary shares to certain employees and a non employee for a total proceeds of US$62. The fair value of the ordinary shares in excess of the proceeds received by the Company was immediately recognized as compensation expense.

116

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

14.	TAXATION

Profit (loss) before income taxes consists of:

	Six Months ended June 30,
	2016	2017
	US$	US$

Non-PRC	4,053	1,384
PRC	(1,359)	(1,441)

	2,694	(57)

Income tax expense comprises of:

	Six Months ended June 30,
	2016	2017
	US$	US$

Current	(1,184)	(943)
Deferred	(92)	53

	(1,276)	(890)

The reconciliation of tax computed by applying the statutory income tax rate of 25% for the six months ended June 30, 2016 and 2017 applicable to the PRC operations to income tax expense is as follows:

	Six Months ended June 30,
	2016	2017
	US$	US$

Profit before income taxes	2,694	(57)

Income tax expense (benefit) computed at the statutory income tax rate at 25%	(674)	14
Non-deductible expenses	(42)	(304)
Non-taxable income	126	67
Preferential rate	74	(102)
Current and deferred tax rate differences	321	(120)
Foreign rate differences	(7)	(266)
Change in valuation allowance	(1,087)	(116)
Deferred tax	18	-
Interest expense	(5)	(63)

Income tax expense	(1,276)	(890)

117

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

14.	TAXATION (CONTINUED)

Deferred Tax

The significant components of deferred taxes are as follows:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$
Deferred tax assets
Inventory provision	156	143
Accrued salary and welfare	274	176
Property and equipment	20	13
Tax losses	13,279	13,538
Valuation allowance	(12,675)	(12,791)

Total deferred tax assets	1,054	1,079

Deferred tax liabilities
Intangible assets	1,539	1,511

Total deferred tax liabilities	1,539	1,511

As of June 30, 2017, the Company had net tax operating losses from its PRC subsidiaries and its Consolidated VIEs, as per filed tax returns, of US$37,663, which will expire from 2017 to 2022. The Company has net tax operating loss from its HK subsidiary of US$21,719, which will not expire.

As of June 30, 2017, the Company intends to permanently reinvest the undistributed earnings from its foreign subsidiaries and the Consolidated VIEs to fund future operations. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries and the Consolidated VIEs is not determined because such a determination is not practicable.

118

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

14.	TAXATION (CONTINUED)

Unrecognized Tax Benefits

As of June 30, 2016 and 2017, the Company recorded an unrecognized tax benefits of US$2,522 and US$3,870, respectively, of which, US$1,221 and US$2,424, respectively, are presented on a net basis against the deferred tax assets related to tax loss carry forwards on the consolidated balance sheets. The unrecognized tax benefits and its related interest are primarily related to under-reported intercompany profit. The amount of unrecognized tax benefits will change in the next 12 months, pending clarification of current tax law or audit by the tax authorities, however, an estimate of the range of the possible change cannot be made at this time. As of June 30, 2016 and 2017, unrecognized tax benefits of US$1,301 and US$1,577, if ultimately recognized, will impact the effective tax rate.

A roll-forward of unrecognized tax benefits is as follows:

	Six Months ended June 30,
	2016	2017
	US$	US$

Balance at beginning of the period	2,177	4,053

Reversal based on tax positions related to prior years	-	(353)
Additions based on tax positions related to the current year	345	170

Balance at end of the period	2,522	3,870

In the six months ended June 30, 2016 and 2017, the Company recorded interest expense accrued in relation to the unrecognized tax benefit of US$5 and US$63 in income tax expense, respectively. Accumulated interest expense recorded by the Company was US$10 and US$151 as of June 30, 2016 and 2017, respectively. As of June 30, 2017, the tax years ended December 31, 2012 through 2017 for the PRC subsidiaries and the VIE remain open for statutory examination by the PRC tax authorities.

119

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.	RELATED PARTY TRANSACTIONS

(a)	Related parties

Names of related parties	Relationship with the Company
Intel Capital Corporation (“Intel”) and its affiliates	Intel is a holder of Series C and Series D convertible redeemable preferred shares
Qualcomm Global Trading PTE. Ltd (“Qualcomm”)and its affiliates	Qualcomm is a holder of Series E convertible redeemable preferred shares and Series E-1 convertible preferred shares

(b)	Other than disclosed elsewhere, the Company had the following significant related party transactions for the six months periods ended June 30, 2016 and 2017:

	Six Months ended June 30,
	2016	2017
	US$	US$
Services provided to:
Intel Corporation	271	-
Intel Asia-Pacific Research and Development Ltd	94	65
Intel (China) Co., Ltd.	9	9
Intel (China) Research Center Co., Ltd	58	8
Qualcomm India Private Limited	*	3,967

Hardware sold to :
Qualcomm India Private Ltd	*	12

Purchased from:
Qualcomm Incorporated	*	398
Qualcomm CDMA Technologies Asia Pacific PTE. Ltd	*	1,732
Qualcomm Technologies, Inc.	*	75

(c)	The Company had the following related party balances as of December 31, 2016 and June 30, 2017:

	As of December 31,	As of June 30,
	2016	2017
	US$	US$
Amounts due from related parties:
Current:
Intel Corporation	481	-
Intel Asia-Pacific Research and Development Ltd	9	-
Qualcomm India Private Ltd	*	955

Amounts due to related parties:
Current:
Qualcomm Incorporated	*	144
Qualcomm CDMA Technologies Asia Pacific PTE. Ltd	*	366

All balances outstanding with the related parties as of December 31, 2016 and June 30, 2017 were unsecured, interest-free and have no fixed terms of repayment.

* Qualcomm became a related party of the Group beginning in February 2017 upon its purchase of the Series E convertible redeemable preferred shares and the related Series E-1 Warrants.

120

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.	RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and the articles of association of the Company’s PRC subsidiaries, a foreign-invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A foreign-invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign-invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Borqs Beijing was established as foreign-invested enterprise and, therefore, is subject to the above mandated restrictions on distributable profits. As of December 31, 2016 and June 30, 2017, the Company’s PRC subsidiaries had appropriated US$1,898, respectively, in its statutory reserves.

As a result of these PRC laws and regulations subject to the limit discussed above that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. Amounts restricted include paid-in capital and statutory reserve funds of the Company’s PRC subsidiaries and the equity of the Consolidated VIEs, as determined pursuant to PRC generally accepted accounting principles, totaling an aggregate of US$83,762 as of June 30, 2017.

121

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

17.	PREFERRED SHARES

On February 8, 2017 and March 2, 2017, the Group closed the issuances of an aggregate of 10,325,126 and 2,950,036 series E redeemable convertible preferred shares (the “Series E Preferred Shares”), respectively, for a purchase price of $0.678 per share. Concurrently, Series E-1 Warrants to purchase up to an aggregate of 7,094,164 Series E-1 convertible preferred shares (the “Series E-1 Preferred Shares”) were issued and immediately exercised, at $0.001 per share. The total cash proceeds received was US$9,008, net of issuance costs of US$312. Net proceeds were allocated to the Series E Preferred Shares and Series E-1 Preferred Shares based on their relative fair value on closing dates.

Series E-1 Preferred Shares shall vote with Series E Preferred Shares as a single class. Series E-1 Preferred Shares do not have any redemption rights nor any other rights preferential to the ordinary shares

At the respective closing date of the Series E Preferred Shares, beneficiary conversion feature was identified and recorded as a reduction of Series E Preferred Shares with an offsetting credit to additional paid-in capital.

Series A, Series B, Series C, Series D and Series E redeemable convertible preferred shares (collectively, the “Convertible Redeemable Preferred Shares”) were accreted to redemption value based on the terms stipulated in the Memorandum of Association (“MOA”). Changes in the redemption value are recorded against retained earnings.

The following is the roll-forward of the carrying amounts of Convertible Redeemable Preferred Shares for the six months ended June 30, 2017:

Six Months ended June 30,
US$

Balance as of January 1, 2017	68,862
Issuance of Series E Preferred Shares	6,300
Beneficiary conversion feature	(3,258)
Change in redemption value	448

Balance as of June 30, 2017	72,352

18.	FAIR VALUE MEASUREMENT

The Company applies ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1— Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2— Include other inputs that are directly or indirectly observable in the marketplace.

Level 3— Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

2016 Warrants are classified within Level 3. We estimated the fair value of these warrants as of December 31, 2016 and June 30, 2017 using the binomial-lattice option valuation model, based on the remaining contractual term of the warrants, risk-free interest rates and expected volatility of the price of the underlying Series D Convertible Redeemable Preferred Shares. The assumptions used, including the market value of the underlying Series D Preferred Shares and the expected volatility, were subjective unobservable inputs.

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BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

18.	FAIR VALUE MEASUREMENT (CONTINUED)

Liabilities measured at fair value on a recurring basis are summarized below:

	Fair value measurement using:
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Fair value at June 30, 2017
	US$	US$	US$	US$
Warrant liabilities	-	-	1,505	1,505

Liabilities	-	-	1,505	1,505

Warrant liabilities
US$
Fair value at January 1, 2017	1,344
Changes in the fair value	161
Fair value at June 30, 2017	1,505

19.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company leases buildings in the PRC, and India under non-cancelable operating leases expiring on different dates. For the six months ended June 2016 and 2017, total rental expenses for all operating leases amounted to US$740 and US$728, respectively.

As of June 30, 2017, the Company has future minimum lease payments under non-cancelable operating leases with initial terms in excess of one year in relation to office buildings consisting of the following:

US$

2017	1,228
2018	354
2019	345
2020 and thereafter	-

1,927

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases.

Income Taxes

As of June 30, 2017, the Group has recognized an accrual of US$1,481 for unrecognized tax benefits and its interest (Note 14). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of June 30, 2017 the Group classified the accrual for unrecognized tax benefits as a non-current liability.

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BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED

INTERIM FINANCIAL STATEMENTS (CONTINUED)

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.	SUBSEQUENT EVENTS

Merger of PAAC Subsidiary Limited

On December 27, 2016 and as amended on May 10, 2017, the Company entered into an agreement with Borqs Technologies, Inc. (formerly known as “Pacific Special Acquisition Corp.”) (“Borqs Technologies”) to effect an acquisition whereby Borqs Technologies will merge with the Company (the “Merger”). The Merger was consummated on August 18, 2017.

As consideration for the Merger, Borqs Technologies issued to the Company’s shareholders 25,913,950 of ordinary shares (“Merger Consideration Shares”). Additionally, the holders of the Company issued and outstanding warrants received replacement warrants to acquire an aggregate of 417,166 Borqs Technologies’ ordinary shares (“Replacement Warrants”), and the holders of the Company issued and outstanding options had their options assumed by Borqs Technologies and now hold options to acquire Borqs Technologies’ ordinary shares upon exercise of those options (“Assumed Options”). The number of shares and exercise price of the Replacement Warrants and the Assumed Options were equitably adjusted to reflect the terms of the Merger Agreement.

Of the Merger Consideration Shares, a total of 25,913,950 ordinary shares were issued to the Company’s shareholders at closing, with 942,467 of such shares deposited into escrow for indemnification obligations (“Indemnity shares”), 2,352,285 of such shares deposited in escrow subject to Borqs Technologies meeting certain earn-out requirements (“Earnout Shares” and together with the Indemnity Shares, the “Escrow Shares”) in the event certain net income earnout conditions are met during the period July 1, 2017 to June 30, 2018 (“Earnout Period”) and 1,178,084 of such shares were issued to a financial advisor engaged by the Company in connection with the Business Combination.

The Merger will be accounted for as a reverse acquisition whereby the Company will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the Group comprising the ongoing operations of the combined entity, with its senior management operating the combined entity going forward, and the Company’s shareholders having the majority voting power of the combined entity.

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